      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 14, 2001

                                             1933 ACT REGISTRATION NO. 333-74325

                                             1940 ACT REGISTRATION NO. 811-09257

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 3 TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6


                                FOR REGISTRATION
                                   UNDER THE
                             SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                               ------------------

                          LLANY SEPARATE ACCOUNT S FOR
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           (EXACT NAME OF REGISTRANT)

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)

               120 MADISON STREET, SUITE 1700, SYRACUSE, NY 13202
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (888) 223-1860
                            ------------------------


          ROBERT O. SHEPPARD, ESQUIRE                                   COPY TO:
   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK                  JEFFREY A. BRINE, ESQUIRE
         120 MADISON STREET, SUITE 1700               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
               SYRACUSE, NY 13202                                  350 CHURCH STREET
    (NAME AND ADDRESS OF AGENT FOR SERVICE)                        HARTFORD, CT 06103


                            ------------------------

            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)
                            ------------------------

    AN INDEFINITE AMOUNT OF THE SECURITIES BEING OFFERED BY THE REGISTRATION STATEMENT HAS BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE FIRST FORM 24F-2 FOR THE REGISTRANT IS NOT YET DUE.

    It is proposed that this filing will become effective:


    /X/ May 14, 2001, pursuant to Rule 485(b)(1)(iii) and 485(d)(2)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6


ITEM OF FORM N-8B-2  LOCATION IN PROSPECTUS
-------------------  ----------------------

               1     Cover Page; Highlights

               2     Cover Page

               3     *

               4     Distribution of Policies

               5     LLANY, the Separate Account and the General
                     Account

            6(a)     LLANY, the Separate Account and the General
                     Account

            6(b)     *

               9     Legal Matters

       10(a)-(c)     Right to Examine the Policy; Surrenders;
                     Accumulation Unit Value; Reports to Policyowners

           10(d)     Policy Loans; Partial Surrenders; Allocation of
                     Premiums

           10(e)     Policy Lapse and Reinstatement

           10(f)     Right to Instruct Voting of Fund Shares

       10(g)-(h)     *

           10(i)     Premium Payments; Allocations and Transfers; Death
                     Benefit; Policy Values; Settlement Options

              11     Separate Account-Funds

              12     Separate Account-Funds

              13     Charges and Fees

              14     Policy Rights

              15     Premium Payments; Allocations and Transfers

              16     Separate Account-Funds

              17     Partial Surrenders

              18     Separate Account-Funds

              19     Reports to Policyowners

              20     *

              21     Policy Loans

              22     *

              23     The Company

              24     Age; Incontestability; Suicide

              25     The Company

              26     Fund Participation Agreements

              27     The Variable Account

              28     Directors and Officers of LLANY

              29     The Company

              30     *

              31     *

              32     *

              33     *

              34     *

ITEM OF FORM N-8B-2  LOCATION IN PROSPECTUS
-------------------  ----------------------
              35     *

              37     *

              38     Distribution of Policies

              39     Distribution of Policies

              40     *

           41(a)     Distribution of Policies

              42     *

              43     *

              44     Separate Account-Funds; Premium Payments

              45     *

              46     Partial Surrenders

              47     The Variable Account; Partial Surrenders,
                     Allocations and Transfers

              48     *

              49     *

              50     The Variable Account

              51     Highlights; Premium Payments

              52     LLANY, the Separate Account and the General
                     Account

              53     Tax Matters

              54     *

              55     *

---------------------

   *  Not Applicable

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                  ADMINISTRATIVE OFFICE:
HOME OFFICE LOCATION:             LINCOLN CORPORATE SPECIALTY
120 MADISON STREET                MARKETS
SUITE 1700                        350 CHURCH STREET
SYRACUSE, NY 13202                HARTFORD, CT 06103-1106
(888) 223-1860                    (860) 466-1561

--------------------------------------------------------------------------------
This Prospectus describes LCVUL Series III, a flexible premium variable universal life insurance contract (the "Policy") offered by Lincoln Life & Annuity Company of New York. The Policy is available only in New York. The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization.

The policy features:

               - flexible Premium Payments
               - a choice of one of three death benefit options
               - a choice of underlying investment options

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable universal life insurance contract with this Policy.

This Prospectus is intended to describe the variable options used to fund this Policy through the Separate Account. The variable funding options (collectively, the "Funds") currently available through the Separate Account are from the following trusts or corporations:

               - AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC.


               - AMERICAN FUNDS INSURANCE SERIES


               - BARON CAPITAL FUNDS TRUST

               - DELAWARE GROUP PREMIUM FUND


               - DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST


               - FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

               - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

               - JANUS ASPEN SERIES

               - LINCOLN NATIONAL FUNDS

               - MFS VARIABLE INSURANCE TRUST

               - NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

               - OCC ACCUMULATION TRUST

               - OPPENHEIMERFUNDS

READ THIS PROSPECTUS AND THE PROSPECTUSES OF THE FUNDS AVAILABLE AS INVESTMENT OPTIONS THROUGH THE SEPARATE ACCOUNT UNDER THE POLICY OFFERED BY THIS PROSPECTUS CAREFULLY. KEEP THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                         PROSPECTUS DATED MAY 14, 2001

TABLE OF CONTENTS


HIGHLIGHTS........................................    3
  A Flexible Premium Variable Universal Life
    Insurance Policy..............................    3
  Initial Choices to be Made......................    3
  Amount Of Premium Payment.......................    3
  Death Benefit Options...........................    3
  Selection of Funding Vehicles...................    4
  Charges and Fees................................    4
  Charges Assessed Against the Underlying Funds...    6
  Policy Loans, Withdrawals and Surrenders........   10
  Changes in Specified Amount.....................   10
LLANY, THE SEPARATE ACCOUNT AND THE GENERAL
  ACCOUNT.........................................   10
BUYING VARIABLE LIFE INSURANCE....................   11
ALLOCATION OF PREMIUMS............................   12
  Fixed Account...................................   12
  Separate Account-Funds..........................   12
  Mixed and Shared Funding........................   18
  Substitution of Securities......................   18
CHARGES & FEES....................................   18
  Premium Load....................................   19
  Premium Load Refund.............................   19
  Premium Tax Charge..............................   20
  Charges and Fees Assessed Against the Total
    Account Value.................................   20
  Mortality and Expense Risk Charge...............   20
  Reduction of Charges............................   21
POLICY CHOICES....................................   22
  Premium Payments................................   22
  Death Benefit Options...........................   23
  Allocations and Transfers to Funding Options....   24
POLICY VALUES.....................................   24
  Total Account Value.............................   24
  Accumulation Unit Value.........................   25
  Maturity Value..................................   25
  Surrender Value.................................   25
POLICY RIGHTS.....................................   26
  Partial Surrenders..............................   26
  Policy Lapse and Reinstatement..................   26
  Policy Loans....................................   27
  Policy Changes..................................   27
  Right to Examine the Policy.....................   28
DEATH BENEFIT.....................................   28
POLICY SETTLEMENT.................................   28
  Settlement Options..............................   28
TERM INSURANCE RIDER..............................   30
THE COMPANY.......................................   31
  Directors and Officers of LLANY.................   31
ADDITIONAL INFORMATION............................   32
  Reports to Policyowners.........................   32
  Right to Instruct Voting of Fund Shares.........   33
  Disregard of Voting Instructions................   33
  Fund Participation Agreements...................   33
  State Regulation................................   34
  Legal Proceedings...............................   34
  The Registration Statement......................   34
  Distribution of the Policies....................   34
  Records and Accounts............................   35
  Experts.........................................   35
  Advertising.....................................   35
TAX ISSUES........................................   35
  Taxation of Life Insurance Contracts in
    General.......................................   35
  Policies Which Are MECS.........................   37
  Policies Which Are Not MECS.....................   37
  Other Considerations............................   38
  Tax Status of LLANY.............................   38
COMMUNICATIONS WITH LLANY.........................   39
MISCELLANEOUS POLICY PROVISIONS...................   39
  Payment of Benefits.............................   39
  Age.............................................   39
  Incontestability................................   39
  Suicide.........................................   40
  Coverage Beyond Maturity........................   40
  Nonparticipation................................   40
Appendix A--
Illustrations of Death Benefits, Total Account
  Values and Surrender Values.....................   41
Financial Statements
  Separate Account................................  S-1
  Company.........................................  F-1

HIGHLIGHTS

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Prospectus describes a flexible premium variable universal life insurance contract (the "Policy") offered by Lincoln Life & Annuity Company of New York ("LLANY", the "Company", "we", "us", "our") through LLANY Separate Account S for Flexible Premium Variable Life Insurance (the "Separate Account" or "Account S"). The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs; funding death benefit liabilities or cash flow obligations for executive retirement plans.

The value of your Policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.


We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of LLANY.


INITIAL CHOICES TO BE MADE

The Policyowner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have important choices to make when the Policy is first purchased. You need to choose:

- the amount of premium you want to pay (see page 22-23);


- one of three death benefit options (see page 23);


- the amount of the Net Premium Payment to be placed in each of the funding options selected. The Net Premium is the balance of each Premium Payment that remains after certain charges are deducted from it.

AMOUNT OF PREMIUM PAYMENT


One of your initial decisions is how much premium to pay. Premium Payments may be changed within the limits described on page 22. If the Policy lapses because your monthly deduction is larger than the Net Accumulation Value, you may reinstate the Policy. See page 26.



You may use the value of your Policy to pay the premiums due and continue the Policy in force if sufficient values are available. If the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more Premium Payments. Charges against Policy values for the Cost of Insurance increase (see page 20) as the Insured gets older.



When you first receive your Policy, you will have 10 days to look it over. This is called the "Right To Examine Period". Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the Money Market Fund. If you then decide you do not want the Policy, you will receive a refund. See page 28.


DEATH BENEFIT OPTIONS

The Death Benefit is the amount we pay the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date the Insured died. We will pay the Death Benefit in one lump sum or under one of the annuity settlement options.

The three death benefit options available usually provide a level, varying or increasing death benefit, depending on the option selected. See page 23 for more details on death benefit options.


At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

If you have surrendered a portion of your Policy, any surrendered amount will reduce your initial death benefit. If you borrow against your Policy or surrender a portion of your Policy, the Loan Amount balance and any surrendered amount will reduce your initial death benefit.

SELECTION OF FUNDING VEHICLES

This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each Fund has its own investment objective. You should review each Fund's prospectus before making your decision.


You must choose the Fund(s) (Sub-Account(s)) in which you want to place each Net Premium Payment. These Sub-Accounts make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 12.


You may also choose to place the Net Premium Payment or part of it into the Fixed Account. Net Premium Payments put into the Fixed Account:

- become part of the Company's General Account;

- do not share the investment experience of the Separate Account; and

- have a guaranteed minimum interest rate of 4.0% per year.

For additional information on the Fixed Account, see page 12.

CHARGES AND FEES


LLANY may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.


A premium load is deducted from all of your premium payments. The guaranteed maximum premium loads for all cases are shown on page 19.


The current premium load for cases with average annual planned premiums of $100,000 or greater but less than $500,000 is:



                                          Portion of    Portion of
                                          Premium Paid  Premium Paid
Policy Year(s)                            up to Target  Above Target
----------------------------------------  ------------  ------------
1                                            10.50%         2.5%
2-5                                           7.50          1.5
6-7                                           3.50          1.5
8 and thereafter                              1.50          1.5

In certain circumstances, if you fully surrender your Policy within 24 months after Date of Issue, you may be entitled to receive partial credit for premium loads deducted from your Policy. (See page 19.)



The current premium load for cases with average annual planned premiums of $500,000 or greater is:



                                          Portion of    Portion of
                                          Premium Paid  Premium Paid
Policy Year(s)                            up to Target  Above Target
----------------------------------------  ------------  ------------
1                                             7.50%         1.00%
2                                             6.00          1.00
3-5                                           3.50          1.00
6 and thereafter                              1.50          1.00


For all cases, the premium load is guaranteed to be no higher than the amounts shown in the following table:


                                          Portion of            Portion of
                                          Premium Paid up to    Premium Paid greater
                                          Target Premium--      than Target Premium--
                                          load as a percentage  load as a percentage
Policy Year(s)                            of that portion       of that portion
----------------------------------------  --------------------  ---------------------
1                                                 12.0%                 5.0%
2-5                                                9.0                  5.0
6 and after                                        5.0                  5.0



In certain circumstances, if you fully surrender your Policy within 60 months after Date of Issue, you may be entitled to receive partial credit for premium loads deducted from your Policy. (See page 19.)


For the purpose of calculating current and maximum premium loads, an increase in Specified Amount is treated as a newly issued policy.

An explicit premium tax charge of 0.70% is also deducted from premium payments.


A Monthly Deduction is made from the total account value on the same day of each month beginning with the date of issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. Once a policy is issued, monthly deductions will begin as of the date of issue, even if the Policy's issuance was backdated, or delayed due to the underwriting requirements or other reasons. The Monthly Deduction also includes a monthly administrative expense charge during all policy years. The monthly Administrative Expense is currently $6, and is guaranteed not to exceed $10. See page 20.



A daily deduction is made from the assets of Account S for mortality and expense risk. Currently, for cases with average annual planned premiums of $100,000 or greater but less than $500,000, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the separate account:



 Policy Years
 -----------------
 1-10               0.65%
 11-20              0.45
 21 and thereafter  0.35

Currently, for cases with average annual planned premiums of $500,000 or greater, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the separate account:



 Policy Years
 -----------------
 1-10               0.40%
 11-20              0.20
 21 and thereafter  0.10



For all cases, the Company reserves the right to increase the mortality and expense risk charge, but it will never exceed the following on an annualized basis: (See page 21.)



 Policy Years
 -----------------
 1-10               1.10%
 11-20              0.90
 21 and thereafter  0.80



Before the Maturity Date you may make transfers between funding options. The Company allows twelve transfers each Policy Year; but, after the first 18 months from Date of Issue, a $25 charge may apply for each additional transfer within that Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions. Within 45 days after each Policy Anniversary, you may also transfer to the Separate Account 25% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1000 if greater. See page 24.


There are no Surrender Charges for your Policy.


Each Fund has its own management fee charge, also deducted daily. Investment results for the Funds you choose will be affected by the fund management charges, 12(b)1 fees, and other fund expenses. The table on pages 7-8 shows you the current charges and expenses.


CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS


The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12(b)1 fees, fees for certain shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts.



The following table illustrates the investment advisory fees, 12(b)1 fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 2000 unless otherwise indicated. Future fund expenses will vary.

FUND EXPENSES



                                                               TOTAL
                                                            ANNUAL FUND              TOTAL FUND
                                                             OPERATING                OPERATING
                                                             EXPENSES      TOTAL      EXPENSES
                                                              WITHOUT     WAIVERS       WITH
                           MANAGEMENT   12(B)1     OTHER    WAIVERS OR      AND      WAIVERS AND
          FUND              FEES(1)       FEE     EXPENSES  REDUCTIONS   REDUCTIONS  REDUCTIONS
American Century VP
  Income & Growth              0.70%       N/A       0.00%       0.70%         N/A        0.70%
American Century VP
  International                1.23        N/A       0.00        1.23          N/A        1.23
AFIS Bond--Class 2             0.48       0.25%      0.03        0.76          N/A        0.76
AFIS Global
  Growth--Class 2              0.66       0.25       0.04        0.95          N/A        0.95
AFIS Growth--Class 2           0.36       0.25       0.02        0.63          N/A        0.63
AFIS
  Growth-Income--Class 2       0.34       0.25       0.01        0.60          N/A        0.60
AFIS High Yield
  Bond--Class 2                0.50       0.25       0.02        0.77          N/A        0.77
AFIS U.S.
  Government/AAA--
  Class 2                      0.46       0.25       0.03        0.74          N/A        0.74
Baron Capital
  Asset--Insurance
  Shares(2)                    1.00       0.25       0.41        1.66        (0.16)%      1.50
Delaware High
  Yield--Standard
  Class(3a)                    0.65        N/A       0.12        0.77          N/A        0.77
Delaware International
  Equity--Standard
  Class(3b)                    0.85        N/A       0.17        1.02        (0.07)       0.95
Delaware REIT--Standard
  Class(3c)                    0.75        N/A       0.28        1.03        (0.18)       0.85
Delaware Small Cap
  Value--Standard
  Class(3d)                    0.75        N/A       0.14        0.89        (0.04)       0.85
Delaware Trend--Standard
  Class(3e)                    0.73        N/A       0.11        0.84        (0.01)       0.83
Deutsche Asset Management
  VIT--EAFE Index(4)           0.45        N/A       0.47        0.92        (0.27)       0.65
Deutsche Asset Management
  VIT--Equity 500
  Index(4)                     0.20        N/A       0.14        0.34        (0.04)       0.30
Deutsche Asset Management
  VIT--Small Cap Index(4)      0.35        N/A       0.34        0.69        (0.24)       0.45
Fidelity VIP
  Growth--Service
  Class(5)                     0.57       0.10       0.09        0.76          N/A        0.76
Fidelity VIP High
  Income--Service Class        0.58       0.10       0.10        0.78          N/A        0.78
Fidelity VIP
  Overseas--Service
  Class(5)                     0.72       0.10       0.17        0.99          N/A        0.99
Fidelity VIP II Asset
  Manager--Service
  Class(5)                     0.53       0.10       0.09        0.72          N/A        0.72
Fidelity VIP II
  ContraFund--Service
  class(5)                     0.57       0.10       0.09        0.76          N/A        0.76
Franklin Small Cap--
  Class 2(6)(7)(8)             0.53       0.25       0.28        1.06        (0.04)       1.02
Janus Aspen Series
  Aggressive
  Growth--Institutional
  Shares(9)                    0.65        N/A       0.01        0.66          N/A        0.66
Janus Aspen Series
  Balanced--
  Institutional Shares         0.65        N/A       0.01        0.66          N/A        0.66
Janus Aspen Series
  Flexible
  Income--Institutional
  Shares                       0.65        N/A       0.11        0.76          N/A        0.76
Janus Aspen Series Global
  Technology--Service
  Shares                       0.65       0.25       0.04        0.94          N/A        0.94
Janus Aspen Series
  Worldwide
  Growth--Institutional
  Shares(9)                    0.65        N/A       0.04        0.69          N/A        0.69
LN Bond                        0.45        N/A       0.09        0.54          N/A        0.54
LN Capital Appreciation        0.71        N/A       0.05        0.76          N/A        0.76
LN Equity-Income               0.72        N/A       0.07        0.79          N/A        0.79

                                                               TOTAL
                                                            ANNUAL FUND              TOTAL FUND
                                                             OPERATING                OPERATING
                                                             EXPENSES      TOTAL      EXPENSES
                                                              WITHOUT     WAIVERS       WITH
                           MANAGEMENT   12(B)1     OTHER    WAIVERS OR      AND      WAIVERS AND
          FUND              FEES(1)       FEE     EXPENSES  REDUCTIONS   REDUCTIONS  REDUCTIONS
LN Money Market                0.48%       N/A       0.10%       0.58%         N/A        0.58%
LN Social Awareness            0.33        N/A       0.05        0.38          N/A        0.38
MFS Capital
  Opportunities--Initial
  Class(10)(11)                0.75        N/A       0.16        0.91          N/A        0.91
MFS Emerging
  Growth--Initial
  Class(10)                    0.75        N/A       0.10        0.85          N/A        0.85
MFS Research--Initial
  Class(10)                    0.75        N/A       0.10        0.85          N/A        0.85
MFS Total Return--Initial
  Class(10)                    0.75        N/A       0.15        0.90          N/A        0.90
MFS Utilities--Initial
  Class(10)                    0.75        N/A       0.16        0.91          N/A        0.91
Neuberger Berman AMT Mid-
  Cap Growth                   0.84        N/A       0.14        0.98          N/A        0.98
Neuberger Berman AMT
  Partners                     0.82        N/A       0.10        0.92          N/A        0.92
OCC Accum
  Trust--Managed(12)           0.78        N/A       0.08        0.86          N/A        0.86
Oppenheimer Main Street
  Growth & Income              0.70        N/A       0.03        0.73          N/A        0.73
Templeton Asset
  Strategy--Class 2(6)         0.60       0.25%      0.22        1.07          N/A        1.07
Templeton Growth
  Securities--
  Class 2(6)(13)               0.81       0.25       0.06        1.12          N/A        1.12
Templeton International
  Securities--Class 2(6)       0.67       0.25       0.20        1.12          N/A        1.12



(1) Certain of the fund advisors reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors. Some advisors pay higher fees than others.

(2) The Advisor is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million.
     Without the expense limitations, total operating expenses for the Fund for the period January 1, 2000 through December 31, 2000 would have been 1.66%.
(3)  (a) The investment advisor for the High Yield Series is Delaware
     Management Company ("DMC"). Effective May 1, 2001 through October 31,
         2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.
     (b) The investment advisor for the International Equity Series is Delaware
     International Advisers Ltd. ("DIAL"). Effective May 1, 2001 through
         October 31, 2001, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Without such an arrangement, the the total operating expense for the Series would have been 1.02%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million, 0.70% on assets in excess of $2,500 million, all per year.
     (c) The investment advisor for the REIT Series is Delaware Management
     Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed
         0.85%. Without such an arrangement, the total operating expense for the Series would have been 1.03%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next
         $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
     (d) The investment advisor for the Small Cap Value Series is Delaware
     Management Company ("DMC"). Effective May 1, 2001 through October 31,
         2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
     (e) The investment advisor for the Trend Series is Delaware Management
     Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
(4)  Under the Advisory Agreement with Deutsche Asset Management, Inc. (the
     "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund.
     These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Under the Advisory Agreement with the "Advisor", the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.45% of average daily net assets. Under the Advisory Agreement the "Advisor", the EAFE Equity Index
     Fund will pay an advisory fee at an annual percentage rate of 0.45% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.65% of average daily net assets.
     Without the reimbursement to the Funds for the year ended 12/31/00 total expenses would have been 0.34% for the Equity 500 Index Fund, 0.69% for the Small Cap Index Fund and 0.92% for the EAFE Equity Index Fund.
(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund expenses for details.
(6) The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.
(7) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended
     December 31, 2000 because they have been restated due to a new management agreeement effective May 1, 2000.
(8) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.
(9) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Aggressive
     Growth and Worldwide Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.
(10) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.84% for Emerging Growth; 0.90% for Capital Opportunities; 0.84% for Research; 0.89% for Total Return; 0.90% for Utilities.
(11) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentage of the average daily net assets of the series during the current fiscal year: 0.15% for Capital Opportunities
     Series. These contractual fee arrangements will continue until at least
     May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.
(12) Management Fees reflect effective management fees before taking into effect any fee waiver. Other Expenses are shown before expense offsets afforded the Portfolios. Total Portfolio Expenses for the Managed
     Portfolio is limited by OpCap Advisors so that the annualized operating expenses (net of any expense offset) do not exceed 1.00% of average daily net assets.
(13) The Fund administration fee is paid indirectly through the management fee.

POLICY LOANS, WITHDRAWALS AND SURRENDERS

You may borrow, within described limits, against the Policy. You may surrender your Policy in full or withdraw part of its value. Upon the maturity of your Policy, you may select one of the annuity settlement options or, prior and loan account amounts, to one of the annuity settlement options.

If you borrow against your policy, interest will accrue at an annual rate which will be the monthly average (Moody's Investor Service, Inc. Corporate Bond Yield Average--Monthly Average Composites) for the calendar month which ends two months prior to the Policy Anniversary month, or 4.8% if greater.


The Loan Account Value will earn interest at an annual rate equal to the policy loan interest rate less an annual rate, which we call a "spread", not to exceed 0.80%. For the current spread see page 27.


CHANGES IN SPECIFIED AMOUNT


Within certain limits, you may increase or decrease the specified amount. Increases may require evidence of insurability. Currently, the minimum Specified Amount is $100,000. Such changes will affect other aspects of your Policy. See pages 27-28.


LLANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

LLANY is a life insurance company chartered under New York law on June 6, 1996. Wholly-owned by The Lincoln National Life Insurance Company ("Lincoln Life") and in turn by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed to sell life insurance policies and annuity contracts in New York. Its principal office is at 120 Madison Street, Suite 1700, Syracuse, NY 13202. LLANY, Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.

Account S is a "separate account" of the Company established on March 2, 1999. Account S was established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. Under New York law, the assets of Account S attributable to the Policies, through the property of LLANY, are not chargeable with liabilities of any other business of LLANY and are available first to satisfy LLANY's obligations under the Policies. Account S income, gains, and losses are credited to or charged against Account S without regard to other income, gains, or losses of LLANY. The values and investment performance of Account S are not guaranteed. Account S is registered with the Securities and Exchange Commission ("Commission") as a "unit investment trust" under the Investment Company Act of 1940, as amended ("1940 Act") and meets the 1940 Act's definition of "separate account". The Commission does not supervise the management, investment practices, or policies of LLANY or Account S. LLANY has numerous other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.

Account S is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day, Net Premium Payments allocated to Account S will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account S are raised by selling Fund shares at net asset value.

The Funds now available in Account S and their investment objectives are on pages 12-17. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. The Funds may or may not achieve their investment objectives.


Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.


LLANY reserves the right to add, withdraw, close, or substitute Funds, subject to the conditions of the Policy in compliance with regulatory requirements, if in its sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant. In addition, a particular Fund may no longer be available to LLANY for investment by the Sub-Accounts. These changes may be made for some or all classes of Policies. No substitution will take place without prior approval of the Commission, to the extent required by law.


Shares of the Funds may be used by LLANY and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

A Policy may also be funded in whole or in part through the "Fixed Account", part of LLANY's General Account supporting its insurance and annuity obligations. The General Account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Amounts held in the Fixed Account will be credited with interest at rates LLANY determines from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the Securities Act of 1933, as amended ("1933 Act") in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE

The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

The Policy is available for purchase by corporations or groups where individuals share a common employer or affiliation with a group or sponsoring organization. Each Policy covers a single insured. The Policy may be useful in: funding non-qualified executive deferred compensation; funding salary continuation programs; funding death benefit liabilities or cash flow obligations for executive retirement plans. The Policy should not be considered for employer pension or profit sharing programs.


If the Policy is being purchased with the proceeds of another life insurance policy or annuity contract, the purchaser should carefully consider whether replacing existing coverage is in the purchaser's best interests.


Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis.


Unless a policy has become a "Modified Endowment Contract" (see page 36), an owner can borrow Policy values tax-free, without surrender charges and at low net interest cost. Policy loans can be a source of retirement income.



Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see page 23).


ALLOCATION OF PREMIUMS

You may allocate all or a part of your Net Premiums to the Fixed Account (part of the Company's General Account) or to the Funds currently available through the Separate Account in connection with the Policy. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements. The investment results of the Funds, whose objectives are described below, are likely to differ significantly. Except where otherwise indicated, all of the Funds are diversified, as defined in the 1940 Act.

Any monies received prior to policy issue will be credited with the return attributable to the Money Market Fund from the date of receipt until the day the Policy is issued.

During the Right to Examine Period, the first Net Premium will be allocated in its entirety as of the issue date to the Money Market Fund, regardless of the Policy owner's premium allocation percentages. Any other Net Premium received prior to the expiration of the Right to Examine Period will also be allocated to the Money Market Fund. On the day following the expiration of the Right to Examine Period, the policy value and future Net Premiums will be allocated in accordance with the Policy owner's selected premium allocation percentages.

FIXED ACCOUNT

The Fixed Account is the only investment option offered with a guaranteed return. Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% may be credited to the Fixed Account Value beginning in Policy Year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

SEPARATE ACCOUNT

FUNDS




The portfolios, their investment advisors and distributors, and the Funds within each that are available under the Policies are:



AMERICAN CENTURY VARIABLE PRODUCTS GROUP, INC., managed by American Century Investment Management, Inc. and distributed by American Century Funds Distributor, Inc., PO Box 419385, Kansas City, MO 64141-6385


    American Century VP Income & Growth Fund
    American Century VP International Fund

AMERICAN FUNDS INSURANCE SERIES, managed by Capital Research and Management Company and distributed by American Funds Distributors, Inc., 333 South Hope Street, Los Angeles, CA 90071


    AFIS Bond Fund--Class 2
    AFIS Global Growth Fund--Class 2
    AFIS Growth Fund--Class 2
    AFIS Growth-Income Fund--Class 2
    AFIS High-Yield Bond Fund--Class 2
    AFIS U.S. Government/AAA Rated Securities Fund--Class 2



BARON CAPITAL FUNDS TRUST, managed by BAMCO, Inc. and distributed by Baron Capital Inc., 767 Fifth Avenue, New York, NY 10153


    Baron Capital Asset Fund--Insurance Shares



DELAWARE GROUP PREMIUM FUND, managed by Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisors, LTD., 80 Cheapside, London, England ECV2 6EE and distributed by Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103


    Delaware Group High Yield Series--Standard Class
    Delaware Group International Series--Standard Class
    Delaware Group REIT Series--Standard Class
    Delaware Group Small Cap Value Series--Standard Class
    Delaware Group Trend Series--Standard Class



DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST managed by Deutsche Asset Management, Inc., 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581


    Deutsche VIT EAFE-Registered Trademark- Equity Index Fund
    Deutsche VIT Equity 500 Index Fund
    Deutsche VIT Small Cap Index Fund



FIDELITY VARIABLE INSURANCE PRODUCTS FUND, and FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103


    Fidelity VIP Growth Portfolio--Service Class
    Fidelity VIP High Income Portfolio--Service Class
    Fidelity VIP Overseas Portfolio--Service Class
    Fidelity VIP II Asset Manager Portfolio--Service Class
    Fidelity VIP II Contrafund Portfolio--Service Class



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, managed by Templeton Investment Counsel, LLC, and Broward Financial Centre, Ste 2100, Fort Lauderdale, FL 33394 and for Growth Securities, Templeton Global Advisors Limited, Lyford Cay, Nassau N.D., Bahamas and for Small Cap, Franklin Advisors, Inc., 777 Mariners Island Blvd., PO Box 7777, San Mateo, CA 94403-7777 and distributed by Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, CA 94403-7777


    Franklin Small Cap Fund--Class 2
    Templeton Asset Strategy Fund--Class 2
    Templeton Growth Securities Fund--Class 2
    Templeton International Securities Fund--Class 2

JANUS ASPEN SERIES, managed by Janus Capital and distributed by Janus Distributors, Inc., 100 Fillmore St., Denver, CO 80206-4928


    Janus Aspen Series Aggressive Growth Portfolio--Institutional Shares Janus Aspen Series Balanced Portfolio--Institutional Shares
    Janus Aspen Series Flexible Income Portfolio--Institutional Shares Janus Aspen Series Global Technology Portfolio--Service Shares
    Janus Aspen Series Worldwide Growth Portfolio--Institutional Shares



LINCOLN NATIONAL FUNDS, managed by Delaware Lincoln Investment Advisors and for Social Awareness, Vantage Investment Advisors, 2005 Market Street, Philadelphia, PA 19103. Sub-Advisors noted.


    LN Bond Fund, Inc.
    LN Capital Appreciation Fund, Inc. (Sub-advised by Janus Capital Corp.)
    LN Equity-Income Fund, Inc. (Sub-advised by Fidelity Management & Research Company)
    LN Money Market Fund, Inc.
    LN Social Awareness Fund, Inc.



MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116


    MFS Emerging Growth Series--Initial Class
    MFS Research Series--Initial Class
    MFS Total Return Series--Initial Class
    MFS Utilities Series--Initial Class
    MFS Capital Opportunities Series--Initial Class



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, managed and distributed by Neuberger Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0006


    NB AMT Mid-Cap Growth Portfolio
    NB AMT Partners Portfolio



OCC ACCUMULATION TRUST, managed by OpCap Advisors and distributed by OCC Distributors, 1345 Avenue of the Americas, New York, NY 10105


    OCC Trust Managed Portfolio



OPPENHEIMERFUNDS, managed by OppenheimerFunds, Inc. and distributed by OppenheimerFunds Distributors, Inc., Two World Trade Center, New York, NY 10048


    Oppenheimer Main Street Growth and Income Fund/VA



The investment advisory fees charged the Funds by their advisors are shown on pages 7 - 8.



Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.



- AMERICAN CENTURY VP INCOME & GROWTH FUND: Seeks dividend growth, current income and capital appreciation by investing in a diversified portfolio of U.S. stocks.



- AMERICAN CENTURY VP INTERNATIONAL FUND: Seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets.



- AFIS BOND FUND--CLASS 2: The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.



- AFIS GLOBAL GROWTH FUND--CLASS 2: The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



- AFIS GROWTH FUND--CLASS 2: The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



- AFIS GROWTH-INCOME FUND--CLASS 2: The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



- AFIS HIGH-YIELD BOND FUND--CLASS 2: The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or lower by Moody's Investors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.



- AFIS U.S. GOVERNMENT/AAA RATED SECURITIES FUND--CLASS 2: The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.



- BARON CAPITAL ASSET FUND: The investment objective is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.



- DELAWARE GROUP HIGH YIELD SERIES--STANDARD CLASS: Seeks total return and, as a secondary objective, high current income. The Series invests primarily in high-yield corporate bonds commonly known as junk bonds. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment-grade bonds.



- DELAWARE GROUP INTERNATIONAL EQUITY SERIES--STANDARD CLASS: Seeks long-term growth without undue risk to principal by investing primarily in foreign company stocks with the potential for capital appreciation and income.



- DELAWARE GROUP REIT SERIES--STANDARD CLASS: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective by investing in the securities of companies primarily engaged in the real estate industry.



- DELAWARE GROUP SMALL CAP VALUE SERIES--STANDARD CLASS: Seeks capital appreciation by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.



- DELAWARE GROUP TREND SERIES--STANDARD CLASS: Seeks long-term capital appreciation by investing in stocks of small companies and convertible securities of emerging and other growth-oriented companies.



- DEUTSCHE VIT EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND: The Fund seeks to replicate as closely as possible, before expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE-Registered Trademark- Index (EAFE-Registered Trademark- Index) which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.



- DEUTSCHE VIT EQUITY 500 INDEX FUND: The Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large US companies.

- DEUTSCHE VIT SMALL CAP INDEX FUND: The Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small US companies.



- FIDELITY VIP GROWTH PORTFOLIO--SERVICE CLASS: Seeks long-term capital appreciation. The portfolio normally purchases common stocks.



- FIDELITY VIP HIGH INCOME PORTFOLIO--SERVICE CLASS: Seeks high current income by investing at least 65% of total assets in income-producing debt securities, with an emphasis on lower quality securities.



- FIDELITY VIP OVERSEAS PORTFOLIO--SERVICE CLASS: Seeks long term growth of capital by investing mainly in foreign securities.



- FIDELITY VIP II ASSET MANAGER PORTFOLIO--SERVICE CLASS: Seeks high total return with reduced risk over the long-term allocating its assets among domestic and foreign stocks, bonds and money market instruments.



- FIDELITY VIP II CONTRAFUND PORTFOLIO--SERVICE CLASS: Seeks long-term capital appreciation by investing primarily in securities of companies whose value the adviser believes is not fully recognized by the public.



- FRANKLIN SMALL CAP FUND--CLASS 2: (U.S. Stocks) Seeks long-term capital growth. Invests primarily in equity securities of U.S. small cap companies, with market cap values not exceeding (1) $1.5 billion, or (2) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase. Franklin Advisers, Inc. serves as the Fund's investment advisor.



- JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO--INSTITUTIONAL SHARES: To seek long-term growth of capital. Pursues objective in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium sized companies.



- JANUS ASPEN SERIES BALANCED PORTFOLIO--INSTITUTIONAL SHARES: To seek long-term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.



- JANUS ASPEN SERIES FLEXIBLE INCOME PORTFOLIO--INSTITUTIONAL SHARES: To seek maximum total return, consistent with preservation of capital. Pursues objective primarily through investments in income-producing securities.



- JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO--SERVICE SHARES: To seek long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities or companies that the portfolio manager believes will benefit significantly from advancements or improvements in technology.



- JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO--INSTITUTIONAL SHARES: To seek long-term growth of capital in a manner consistent with the preservation of capital. Pursues objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least 5 different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country.



- LINCOLN NATIONAL BOND FUND, INC.: Seeks maximum current income consistent with prudent investment strategy. The Fund invests primarily in medium and long-term corporate and government bonds.



- LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk (high risk) bonds.



- LINCOLN NATIONAL EQUITY-INCOME FUND, INC.: Seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks with some high-yielding bonds (including junk bonds).



- LINCOLN NATIONAL MONEY MARKET FUND, INC.: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.



- LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.: Long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specified social criteria.



- MFS EMERGING GROWTH SERIES--INITIAL CLASS: Seeks to provide long-term growth of capital.



- MFS RESEARCH SERIES--INITIAL CLASS: Seeks to provide long-term growth of capital and future income.



- MFS TOTAL RETURN SERIES--INITIAL CLASS: Seeks primarily to provide above-average income (compared to a portfolio entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.



- MFS UTILITIES SERIES--INITIAL CLASS: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).



- MFS CAPITAL OPPORTUNITIES SERIES--INITIAL CLASS: Seeks capital appreciation.



- NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO: Seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach.



- NEUBERGER BERMAN AMT PARTNERS PORTFOLIO: Seeks capital growth by investing mainly in common stocks of mid- to large capitalization established companies using the value-oriented investment approach. Neuberger Berman Management Inc. serves as the Fund's investment adviser. Neuberger Berman, LLC serves as the Fund's investment sub-adviser.



- OCC ACCUMULATION TRUST MANAGED PORTFOLIO: Seeks to achieve growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on manager's assessments of the relative outlook for such investments.



- OPPENHEIMER MAIN STREET GROWTH AND INCOME FUND/VA: Seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time the Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.



- TEMPLETON ASSET STRATEGY FUND--CLASS 2: Seeks a high level of total return. Invests in stocks of companies in any nation, bonds of companies and governments of any nation and in money market instruments, including emerging markets. Assets are allocated among different investments depending upon worldwide market and economic conditions.



- TEMPLETON GROWTH SECURITIES FUND--CLASS 2: Seeks long-term capital growth. Invests primarily in stocks of companies in various nations throughout the world, including the U.S. and emerging markets. Templeton Global Advisors Limited serves as the Fund's investment advisor.



- TEMPLETON INTERNATIONAL SECURITIES FUND--CLASS 2: Seeks long-term capital growth. Invests primarily in stocks of companies outside the United States, including those in emerging markets. Templeton Investment Counsel, LLC serves as the Fund's investment adviser.

There is no assurance that the Funds will achieve their investment objectives. Policy owners bear the full investment risk of investments in the Funds selected.


Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectuses for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.


Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment strategy to those of another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, we cannot guarantee that there will be any correlation between the two investments. Even though the management, strategy and the objectives of the funds are similar, the investment results may vary.


MIXED AND SHARED FUNDING

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

SUBSTITUTION OF SECURITIES


If the shares of any Fund should no longer be available for investment by the Separate Account or if, in our judgment, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, or for any other reason in our sole discretion, we may substitute shares of another Fund. There will be no substitution of securities in any Sub-Account without prior approval of the Commission. Substitute funds may have higher charges than the funds being replaced.



Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close Sub-Accounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.


CHARGES & FEES


We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, assuming certain risks under the Policy and for sales related expenses we incur. LLANY may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.


PREMIUM LOAD

The premium load is deducted from your premium payments. This load represents sales and administrative expenses associated with the startup and maintenance of the policy.

1. Guaranteed Maximum Premium Load

For all cases, the premium load is guaranteed to be no higher than the amounts shown in the following table:


                                          For the Portion of          For the Portion of
                                          Premiums Paid up to Target  Premiums Paid greater than
                                          Premium--load as a          Target Premium--load as a
Policy Year(s)                            percentage of that portion  percentage of that portion
----------------------------------------  --------------------------  --------------------------
1                                                    12.0%                        5.0%
2-5                                                   9.0                         5.0
6 and after                                           5.0                         5.0


2. Current Premium Load


The current premium load for cases with average annual planned premiums of $100,000 or greater but less than $500,000, is shown in the following table:



                                          For the Portion of          For the Portion of
                                          Premiums Paid up to Target  Premiums Paid greater than
                                          Premium--load as a          Target Premium--load as a
Policy Year(s)                            percentage of that portion  percentage of that portion
----------------------------------------  --------------------------  --------------------------
1                                                   10.50%                       2.50%
2-5                                                  7.50                        1.50
6-7                                                  3.50                        1.50
8 and after                                          1.50                        1.50



The current premium load for cases with average annual planned premiums of $500,000 or greater, is shown in the following table:



                                          For the Portion of          For the Portion of
                                          Premiums Paid up to Target  Premiums Paid greater than
                                          Premium--load as a          Target Premium--load as a
Policy Year(s)                            percentage of that portion  percentage of that portion
----------------------------------------  --------------------------  --------------------------
1                                                    7.50%                       1.00%
2                                                    6.00                        1.00
3-5                                                  3.50                        1.00
6 and after                                          1.50                        1.00


PREMIUM LOAD REFUND

Under certain circumstances described below, if you surrender your Policy up to 60 months after Date of Issue, if your Policy is not in default, you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments. To determine the Surrender Value during the premium load refund period, the Total Account Value will be reduced by the amount of any Loan Account Value, including accrued interest. That amount would be increased by the applicable credit for the premium load. A decrease in the specified amount in Policy Years 1 or 2 will proportionately decrease the amount of the premium load refund. This refund is not guaranteed and is not available if your policy is in default.


Currently, for cases with average annual planned premiums of $100,000 or greater but less than $500,000, if a policy is surrendered during the first twelve months after the Date of Issue, the refund is 7% of premium paid in the first Policy Year up to the Target Premium and 3% of premium paid in the first Policy Year above Target Premium. For months 13 through 24, the refund is 75% of the First Policy Year refund amount. There is no refund after 24 months.



Currently, for cases with average annual planned premiums of $500,000 or greater, if a policy is surrendered during the first twelve months after the Date of Issue, the refund is 7.50% of premium paid in the first Policy Year up to the Target Premium plus the premium tax charge and 1% of premium paid in the first Policy Year above Target Premium plus the premium tax charge. For months 13 through 60, the refund is 100% of the First Policy Year refund amount plus the premium tax charge. There is no refund after 60 months.


PREMIUM TAX CHARGE

An amount equal to the state and municipal taxes associated with premiums received is deducted from premium payments. For Policies issued or delivered in New York, this charge is currently 1.75% and is guaranteed not to exceed 5% of premium received.

CHARGES AND FEES ASSESSED AGAINST THE TOTAL ACCOUNT VALUE

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction is made as of the same day each month, beginning with the Date of Issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance is the portion of the monthly deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges. The Cost of Insurance depends on the Issue Age, risk class of the Insured and the number of Policy Years elapsed and Specified Amount of the Policy.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will begin as of the Date of Issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the Specified Amount of the Policy issued, even if any temporary insurance coverage provided during the underwriting period was for a lesser amount.

The Monthly Deduction also includes a monthly administrative expense charge of $6 currently, guaranteed not to exceed $10 during all Policy Years.

The monthly administrative expense charge is for items such as premium billing and collection, Policy value calculation, confirmations and periodic reports and will not exceed our costs. The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to your Fixed Account and Separate Account Values.

MORTALITY AND EXPENSE RISK CHARGE

The Company deducts a daily charge from the assets of Account S for mortality and expense risks assumed by it in connection with the Policy.

Currently, the amount of this charge, on an annualized basis, is the following percentage of Policy value in the Separate Account:


Currently, for cases with average annual planned premiums of $100,000 or greater but less than $500,000, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the Separate Account:



                                                    Annualized Mortality and
Policy Years                                        Expense Risk Charge
--------------------------------------------------  ------------------------
1-10                                                              0.65%
11-20                                                             0.45
21 and thereafter                                                 0.35



Currently, for cases with average annual planned premiums of $500,000 or greater, the mortality and expense risk charge on an annualized basis equals the following percentage of policy value in the Separate Account:



                                                    Annualized Mortality and
Policy Years                                        Expense Risk Charge
--------------------------------------------------  ------------------------
1-10                                                              0.40%
11-20                                                             0.20
21 and thereafter                                                 0.10


The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the mortality and expense risk charge on an annualized basis exceed the following:


                                                    Annualized Mortality and
Policy Years                                        Expense Risk Charge
--------------------------------------------------  ------------------------
1-10                                                              1.10%
11-20                                                             0.90
21 and thereafter                                                 0.80


REDUCTION OF CHARGES

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Policy owners.

POLICY CHOICES

When you buy a Policy, you make several important choices:

- The amount of premium you intend to pay;

- Which one of the three Death Benefit Options you would like, and the Premium Accumulation Rate you would like if you choose Death Benefit Option 3;

- The way your net premiums will be allocated to the Funds and/or the Fixed Account.

Each of these choices is described in detail below:

PREMIUM PAYMENTS

Planned Premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Additional Premiums are any premiums you pay in addition to Planned Premiums.

Payment of Minimum Monthly Premiums, Planned Premiums, or Additional Premiums in any amount will not guarantee that your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause your Policy to lapse. The Policy's surrender value must be sufficient to cover the next Monthly Deduction.

At any time, you may increase your Planned Premium by written notice to us, or pay Additional Premiums, except that:

- We may require evidence of insurability if the Additional Premium or the new Planned Premium during the current Policy Year increases the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.

- If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

- If you make a sufficient premium payment when you apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

- After your first premium payment all premiums must be sent to our Administrative Office. Your premium payments received will be allocated as you have directed and amounts allocated to the Funds will be credited at the Accumulation Unit value determined at the end of the business day after each payment is received.

You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Date of Issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. The Date of Issue is the date from which policy years, policy anniversaries and Attained Age are determined. The Date of Coverage is the date on or after the Date of Issue that the initial premium has been paid (1) while the Insured is alive and
(2) prior to any change in health and insurability, as represented in the application. Issue Age is the Insured's age on his/her birthday closest to the Policy Date of Issue. Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the Date of Issue and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your Net Premium Payment is actually deposited in the Separate Account. (See "Policy Values.")

If we decline an application for a policy we will refund all premium payments made.

This Policy must satisfy the Cash Value Accumulation testing method to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. This requires a life insurance policy to meet minimum ratios of life insurance coverage to Total Account Value. We refer to the ratios as Applicable Percentages. We refer to required life insurance coverage in excess of the Total Account Value as the Death Benefit corridor.

The Cash Value Accumulation test does not limit premiums which may be paid but has required Applicable Percentages. For example, Applicable Percentages for Non-Smokers range from 670% at Attained Age 20 to 350% at Attained Age 40 to 100% at Attained Age 100.

The payment of higher premiums, which is associated with the Cash Value Accumulation method, increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limits during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation.

DEATH BENEFIT OPTIONS

At the time of purchase, you must choose from three available Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The Death Benefit may be affected by partial surrenders. The Death Benefit for all three options will be reduced by the Loan Account Value plus any accrued interest.

Under OPTION 1, the Death Benefit will be the greater of the Specified Amount or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 1 generally provides a level Death Benefit.

Under OPTION 2, the Death Benefit will be the greater of the Specified Amount, plus the Total Account Value or the Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under OPTION 3, the Death Benefit will be the greater of the Specified Amount plus the Accumulated Premium(s) accumulated at the Premium Accumulation Rate or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value but will not exceed the total Death Benefit paid under Option 2. This option may only be selected at issue.

The Accumulated Premium is the sum of all the premiums paid from the Date of Issue accumulated at the Premium Accumulation Rate. You select the Premium Accumulation Rate at issue. Any rate requested in excess of 10% may be subject to additional underwriting.

The choice of Death Benefit Option should be based upon the pattern of Death Benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total Death Benefit need. Option 2 would be chosen to provide a level death benefit in addition to the Policy Total Account Value, and Option 3 would provide a level death benefit for the Specified Amount plus a return of Accumulated Premiums.

Choosing the option which provides the lowest pattern of Death Benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the Total Account Value. Other than providing the appropriate pattern of desired Death Benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options are based upon the amount at risk, the difference between the Death Benefit and the Total Account Value each month.

The same is true for the choice of a Premium Accumulation Rate under Option 3. Choice of a higher Premium Accumulation Rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in Total Account Value.

ALLOCATIONS AND TRANSFERS TO FUNDING OPTIONS

At purchase, you must decide how to allocate your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to or transferring values among the Funds.

Before the Maturity Date, you may transfer Policy values from one Fund to another at any time, or to the Fixed Account. After the first 18 months from Date of Issue the Company reserves the right to charge $25 for each transfer after the twelfth transfer per year. Within 45 days after each Policy anniversary, and before the Maturity Date, you may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy Anniversary and will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 25% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1000.

Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined at the end of the Valuation Period after your request is received by our Administrative Office. (See "Accumulation Unit Value.") The Valuation Period is the period of time from when the Company determines the Accumulation Unit Value and Settlement Option Unit Value of a variable investment option until the next time it determines such unit value. Currently, the calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

POLICY VALUES

TOTAL ACCOUNT VALUE

The Total Account Value is the sum of the Fixed Account Value, the Separate Account Value and the Loan Account Value.

We will allocate each Net Premium (the premium paid, less both the premium load and the premium tax charge) to a funding option in the Separate Account and credit it in the form of Accumulation Units. An Accumulation Unit is used to measure the value of a Policy owner's interest in each applicable funding option used to calculate the value of the variable portion of the Total Account Value before election of a settlement option. We will credit each Net Premium we receive after your policy is issued to your Policy at the Accumulation Unit Value for a selected Fund at the end of the business day we receive it. The number of Accumulation

Units credited is the Net Premium divided by that Accumulation Unit Value. Shares in each Fund you select will be purchased for the Separate Account at the Fund's net asset value next computed after we receive the Net Premium. Since each Fund has its own Accumulation Unit value if you choose a combination of funding options, you will have Accumulation Units credited for each funding option.

Separate Account Value is the sum of values in each Separate Account funding option which is the total number of Accumulation Units times the current Accumulation Unit Value. To that we add any Fixed Account values and any Loan Account Values to arrive at the Policy's Total Account Value.

The number of Accumulation Units you have is not changed by any change in the value of an Accumulation Unit. The number is increased by contributions or transfers and decreased by charges and withdrawals.

There is no guarantee that the Separate Account Value will equal or exceed Net Premiums placed in the Separate Account.

We will notify you annually as to the number of Accumulation Units credited to your Policy for each Fund, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

ACCUMULATION UNIT VALUE

We convert any Net Premium payment allocated to, or Policy Value transferred to a Sub-Account into Accumulation Units. The Accumulation Unit Value for a Sub-Account is determined by:

- multiplying the Fund shares owned by the Sub-Account at the beginning of the business day by the net asset value per share at the end of the business day and adding any dividend or other distribution during the business day; minus

- the daily Sub-Account charges, including any tax charge or credit; and

- dividing the result of the foregoing subtraction by the number of Accumulation Units for that Sub-Account at the beginning of the business day.

The Accumulation Unit Value may increase or decrease from business day to business day.

MATURITY VALUE

The Maturity Date is the Policy Anniversary nearest the Insured's 100th birthday.

The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

SURRENDER VALUE

The Surrender Value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the Total Account Value minus the Loan Account Value and any accrued interest, plus any credit for premium loads paid. All or part of the Surrender Value may be applied to one or more of the Settlement Options. If you make a full surrender, all coverage under the Policy will automatically terminate and may not be reinstated.

POLICY RIGHTS

PARTIAL SURRENDERS

A partial surrender may be made at any time after the first Policy Year. If, at the time of a partial surrender your Total Account Value is attributable to more than one funding option, the transaction charge and the amount paid to you upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

The amount of a partial surrender may not exceed the Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

For an Option 3 Death Benefit Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.


We will pay you on a full or partial surrender within seven calendar days after we receive your written request, facsimile or internet request in our Administrative Office in satisfactory form. Payment may be postponed if the New York Stock Exchange has been closed or trading has been restricted or an emergency exists. Your payment from the Fixed Account Values may be deferred up to six months except when used to pay premiums to the Company.


The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.


POLICY LAPSE AND REINSTATEMENT


A lapse occurs if your Monthly Deduction is greater than the Policy's Surrender Value and you make no payment to cover the deduction within 61 days of our notifying you.

You can apply for reinstatement within five years after the date of lapse and before the Maturity Date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deductions, plus two additional Monthly Deductions. In the event of reinstatement, the Policy will be reinstated on the Monthly Deduction day following our approval. The Policy's Total Account Value at reinstatement will be the net premium paid less the Monthly Deduction due that day. Any loan Account Value will not be reinstated.

POLICY LOANS

The maximum loan amount is 90% of Total Account Value. The Loan Account Value, which is the loan amount plus interest, reduces any proceeds payable.

Any loan made will be taken proportionally from the amount in each funding option. Repayments on the loan will be allocated in proportion to current premium allocations, and will reduce the Loan Account Value.

The annual rate we charge during any Policy Year will be:

- the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

- 4.8%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year's and decrease only when it would be at least 0.5% lower than the prior Policy Year's.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any unpaid interest is added to the loan.

The loan account value will earn interest at an annual rate equal to the policy loan interest rate less an annual rate, which we call a spread, not to exceed 0.80%.

Annual Loan Interest earned = policy loan interest rate - spread

Currently, the spread is the following:


- For cases with average annual planned premiums of $100,000 or greater but less than $500,000:



Years 1--10                               0.70%
Years 11 and thereafter                   0.35



- For cases with average annual planned premiums of $500,000 or greater:



Years 1--10                               0.40%
Years 11--20                              0.20
Years 20 and thereafter                   0.10


The interest earned by the Loan Account Value will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

POLICY CHANGES

You may make changes to your Policy as described below by submitting a written request to our Administrative Office in a form satisfactory to us.

INCREASES: You may increase the Specified Amount of your Policy any time subject to satisfactory evidence of insurability which may be required.

DECREASES: Generally, you may decrease the Specified Amount of your Policy with our consent; however, no decrease may reduce the Specified Amount below the minimum for the type of Policy (see "Death Benefit Options"), and the availability of decreases before the fifth Policy Year is subject to approval of this feature by the New York Insurance Department and to the Company's satisfaction that the decrease is intended to meet a legitimate, non-insurance related business need of the Policy owner.

- Changes from Death Benefit Option 1 to Death Benefit Option 2 are allowed at any time. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.

- Changes from Death Benefit Option 2 to Death Benefit Option 1 are allowed at any time. The new Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.

- Changes from Death Benefit Option 3 to Death Benefit Option 1 are allowed at any time. The Specified Amount will be increased to equal the Specified Amount prior to the change plus the lesser of the Accumulated Premiums or the Total Account Value at the time of the change.

- Changes from Death Benefit Option 3 to Death Benefit Option 2 are allowed at any time. The Specified Amount will be reduced to equal the Specified Amount prior to the change minus the greater of zero or the difference between the Total Account Value and the sum of the Accumulated Premiums at the time of the change.

- Changes from Death Benefit Options 1 or 2 to Death Benefit Option 3 are not allowed.

RIGHT TO EXAMINE THE POLICY


The Policy has a "Right to Examine Period" during which you may examine the Policy. If, for any reason, you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days after you receive the Policy. If you return (cancel) the Policy, we will pay a refund equal to all premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums you paid by check may be delayed until the check clears your bank. Any Premium Payments we receive before the end of the Right-to-Examine Period will be held in the Money Market Sub-Account.


DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the Settlement Options or such options as we may choose to make available in the future. Payment of the Death Benefit may be delayed if the Policy is being contested.

POLICY SETTLEMENT

SETTLEMENT OPTIONS

Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the Settlement Options.

Upon the death of the Insured, the proceeds of the Policy will be paid to the Beneficiary(ies) in the form of an annuity in Settlement Option 1, 2 or 3 if the Beneficiary(ies) so elect. An annuity is a series of payments for a definite period of time or for the life of an individual. For Settlement Option 4, payments of requested amounts are made at the request of the Payee or payments may be through one of the other available Settlement Options.

All or part of the Proceeds of this Policy may be applied, under one or more of the options described below. An election shall be made by written request to our Administrative Office. The Payee of Proceeds may make this election if no prior election has been made.

The Payee must designate whether the payments will be:

- on a fixed basis,

- on a variable basis, or

- a combination of fixed and variable bases.

Variable Settlement Options will be supported by the then available Funds of the Company's Variable Annuity Account N (Account N), a separate account very similar to the Separate Account, except that Account N supports variable annuity benefits rather than variable life insurance benefits. We will provide an Account N prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the cost and expenses of such Funds and the charges imposed on Account N. The available Funds may be, and the charges imposed on Account N are expected to be, different from those that relate to the Separate Account prior to commencement of a Settlement Option. Accordingly, you should review the Account N prospectus, as well as prospectuses for Account N's underlying Funds, prior to selecting any variable payment Settlement Option. A minimum monthly payment of $50 from each funding option will be required.

You make transfers among Funds while receiving payments on a variable basis under our administrative procedures in effect at the time. Currently, we limit the number of transfers to three per calendar year, but we can change this limit in the future.

If no designation is made, the Separate Account Value shall be used to provide a variable payment, and the Fixed Account Value shall be used to provide a fixed payment.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

ANNUITY PAYMENT OPTIONS:

OPTION 1 -- LIFE ANNUITY/LIFE ANNUITY WITH GUARANTEED PERIOD -- Fixed and/or variable annuity payments will be made for the lifetime of the Annuitant with no certain period, or life and a 10 year certain period, or life and a 20 year certain period.

OPTION 2 -- UNIT REFUND LIFE ANNUITY -- Variable annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if
(a) the number of the Fund settlement option annuity units initially purchased (determined by dividing the total dollar amount applied to purchase this settlement option by the Fund settlement option annuity unit value on the Annuity Commencement Date) is greater than (b) the number of Fund settlement option annuity units paid as part of each variable annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the number of Fund settlement option annuity units determined by (a) minus (b) will be made. The refund payment value will be determined using the Fund settlement option annuity unit value on the Valuation Date on which the death claim is approved by us for payment after we have received (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

OPTION 3 -- CASH REFUND LIFE ANNUITY -- Fixed annuity payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if (a) the total dollar amount applied to purchase this option is greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death; then a refund payment equal to the dollar amount of (a) minus (b) will be made. The refund payment will be made on the

Valuation Date on which the death claim is approved by us for payment after we are in receipt of (1) proof of death acceptable to us; (2) written authorization for payment; and (3) all claim forms, fully completed.

OPTION 4 -- JOINT LIFE ANNUITY/JOINT LIFE ANNUITY WITH GUARANTEED PERIOD -- Fixed and/or variable payments will be made during the joint life of the Annuitant and a Joint Annuitant of the Owner's choice. Payments will be made for life with no certain period, or life and a 10 year certain period, or life and a 20 year certain period. Payments continue for the life of the survivor at the death of the Annuitant or Joint Annuitant.

Other Options--other options may be available as agreed upon in writing by us.

TERM INSURANCE RIDER

The Policy can be issued with a Term Insurance Rider as a portion of the total Death Benefit. The Rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless explicitly canceled by the Policy owner. The Rider provides a vehicle for short-term insurance protection for Policy owners who desire lower required premiums under the Policy, in anticipation of growth in Total Account Value to fund life insurance coverage in later Policy Years. However, term coverage does not have an associated Account Value. The amount of coverage provided under the Rider's Benefit Amount, varies from month to month.

The Benefit Amount is the Target Face Amount minus the Specified Amount. However, if the Death Benefit of the Policy is defined as a percentage of the Total Account Value, the Benefit Amount is zero.

The cost of the Rider is added to the Monthly Deductions, and is based on the Insured's premium class, Issue Age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy Year.

If the Policy's Death Benefit increases as a result of an increase in Total Account Value (see "Life Insurance Qualification"), the Rider's Target Death Benefit will be reduced by an equivalent amount to maintain the total desired Death Benefit.

The Rider's Death Benefit is included in the total Death Benefit paid under the Policy. (See "Death Benefit Options.")


In our discretion, we may offer additional riders that may alter the benefits or charges in your Policy. Riders may have tax consequences.

THE COMPANY

DIRECTORS AND OFFICERS OF LLANY


The following persons are Directors and Officers of LLANY. Except as indicated below, the address of each is 120 Madison Street, Suite 1700, Syracuse, NY 13202, and each has been employed by LLANY or its affiliates for more than 5 years.



       Name, Address and
  Position(s) with Registrant         Principal Occupations Last Five Years
-------------------------------------------------------------------------------
J. PATRICK BARRETT                Chairman and Chief Executive Officer
DIRECTOR                          [9/87-present] CARPAT Investments; President,
One Telergy Parkway               Chief Operating Officer and Director
East Syracuse, NY 13057           [4/98-present] Telergy, Incorporated; Chief
                                  Executive Officer and Director, Syracuse
                                  Executive Air Service, Incorporated
                                  [3/89-present]; Director, Bennington Iron
                                  Works, Incorporated [6/89-present]; Director,
                                  Coyne Industrial Enterprises Corporation
                                  [1998-present].

ROBERT D. BOND                    Vice President [5/98-present], The Lincoln
DIRECTOR                          National Life Insurance Company. Formerly:
1300 South Clinton Street         Senior Vice President [95-98], Great-West
Fort Wayne, IN 46801              Life Assurance Company.

JON A. BOSCIA                     President, Chief Executive Officer and
DIRECTOR                          Director [1/98-present], Lincoln National
Centre Square                     Corporation. Formerly: President and Chief
West Tower                        Executive Officer [10/96-1/98], President and
Suite 3900                        Chief Operating Officer [5/94-10/96], The
Philadelphia, PA 19102            Lincoln National Life Insurance Company.

JANET CHRZAN                      Chief Financial Officer and Second Vice
CHIEF FINANCIAL OFFICER AND       President [1/01-present]; Senior Vice
SECOND VICE PRESIDENT             President and Chief Financial Officer
1300 South Clinton Street         [4/00-present]. Formerly: Vice President and
Fort Wayne, IN 46801              Treasurer [8/95-4/00], The Lincoln National
                                  Life Insurance Company.

JOHN H. GOTTA                     Director, Second Vice President and Assistant
DIRECTOR, SECOND VICE PRESIDENT   Secretary [12/99-present], Lincoln Life &
AND ASSISTANT SECRETARY           Annuity Company of New York; Chief Executive
350 Church Street                 Officer of Life Insurance, Senior Vice
Hartford, CT 06103                President and Assistant Secretary
                                  [12/99-present]. Formerly: Senior Vice
                                  President and Assistant Secretary
                                  [4/98-12/99], Senior Vice President
                                  [2/98-4/98], Vice President and General
                                  Manager [1/98-2/98], The Lincoln National
                                  Life Insurance Company; Senior Vice President
                                  [3/96-12/97], Connecticut General Life
                                  Insurance Company.

BARBARA S. KOWALCZYK              Senior Vice President, Corporation Planning
DIRECTOR                          [5/94-present], Lincoln National Corporation
Centre Square
West Tower
1500 Market Street
Suite 3900
Philadelphia, PA 19102

MARGUERITE L. LACHMAN             Principal [11/99-present], Lend Lease Real
DIRECTOR                          Estate Investments. Formerly: Managing
437 Madison Avenue,               Director [4/87-11/99], Schroeder Real Estate
18th Floor                        Associates.
New York, NY 10022

       Name, Address and
  Position(s) with Registrant         Principal Occupations Last Five Years
-------------------------------------------------------------------------------
LOUIS G. MARCOCCIA                Senior Vice President for Business, Finance
DIRECTOR                          and Administrative Services, [1975-present],
Syracuse University               Syracuse University.
Syracuse, NY 13244

GARY W. PARKER                    Senior Vice President and Chief Product
DIRECTOR                          Officer [3/00-present], Vice President,
350 Church Street                 Product Management [7/98-3/00], The Lincoln
Hartford, CT 06103                National Life Insurance Company. Formerly:
                                  Senior Vice President, Life Products
                                  [10/97-6/98], Vice President, Marketing
                                  Services [9/89-10/97], Life of Virginia.

JOHN M. PIETRUSKI                 Chairman of the Board, Texas Biotechnology
DIRECTOR                          Corporation.
One Penn Plaza
Suite 3408
New York, NY 10119

RON J. PONDER                     Director [99-present], Lincoln National
DIRECTOR                          Corporation; President and Chief Executive
25 Airport Road                   Officer [00-present], Cap Gemini Ernst &
Morristown, NJ 07960              Young Telecom, Media & Networks- Americas.
                                  Formerly: Executive Vice President,
                                  Operations & Service [96-97], American
                                  Telephone & Telegraph Company; President and
                                  Chief Executive Officer [97-99], BDSI,
                                  Incorporated.

LAWRENCE T. ROWLAND               Chairman, Chief Executive Officer, President
DIRECTOR                          and Director [10/96-present], Lincoln
1700 Magnavox Way                 National Reassurance Company. Formerly:
One Reinsurance Place             Senior Vice President [10/95-10/96], Vice
Ft. Wayne, IN 46802               President [10/91-10/95], Lincoln National
                                  Life Reinsurance Company.

LORRY J. STENSRUD                 Director, Executive Vice President and Chief
PRESIDENT AND DIRECTOR            Executive Officer of Annuities
1300 South Clinton Street         [6/00-present]; The Lincoln National Life
Fort Wayne, IN 46802              Insurance Company; Director, [6/00-present],
                                  Lincoln Financial Group Foundation,
                                  Incorporated.

RICHARD C. VAUGHAN                Executive Vice President and Chief Financial
DIRECTOR                          Officer [1/95-present], Lincoln National
Centre Square                     Corporation.
West Tower
1500 Market Street
Suite 3900
Philadelphia, PA 19102


ADDITIONAL INFORMATION

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send you a report containing the following information:

- a statement of changes in the Total Account Value and Surrender Value since the prior report or since the Date of Issue, if there has been no prior report. This includes a statement of Monthly Deductions and investment results and any interest earnings for the report period;

- Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

- a projection of the Total Account Value, Loan Account Value and Surrender Value as of the succeeding Policy Anniversary.

If you have Policy values funded in a Separate Account you will receive, in addition, such periodic reports as may be required by the Commission.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of Fund shares which each Policy owner is entitled to direct a vote is determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting. Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Account S.

Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the Separate Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy owners.


FUND PARTICIPATION AGREEMENTS



In order to make the Funds available, LLANY has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, LLANY must perform certain administrative services for the Fund advisors or distributors. For these administrative functions, LLANY may be compensated by the Fund at annual rates of between .14% and .35% of the assets attributable to the Policies.

STATE REGULATION



LLANY is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the New York Insurance Department each year covering the operation of LLANY for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine LLANY's contract liabilities and reserves so that the Insurance Department may certify the items are correct. LLANY's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the New York Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.



A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.



LEGAL PROCEEDINGS



At this time, LLANY is not involved in any material litigation. From time to time, legal proceedings arise which generally are routine and in the ordinary course of business.


THE REGISTRATION STATEMENT

A Registration Statement under the 1933 Act has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.


DISTRIBUTION OF THE POLICIES



LLANY intends to offer the Policy in New York. Lincoln Financial Advisors Corporation ("LFA"), an affiliate of LLANY and the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). LFA has overall responsibility for establishing a selling plan for the Policies. Compensation by LLANY to the Principal Underwriter is separate from that paid to the selling house, the registered representative and any other selling intermediaries. The principal business address of LFA is 350 Church Street, Hartford, CT 06103.



The Policy may be sold by individuals who, in addition to being appointed as life insurance agents for LLANY, are also registered representatives of LFA or Lincoln Financial Distributors ("LFD") (both registered broker-dealers affiliated with LLANY). Registered representatives of other broker-dealers may also sell the Policy. Registered representatives may receive commission and service fees up to 35% of the first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, LLANY may pay equivalent amounts over time based on Accumulation Value. Selling representatives are also eligible for cash bonuses and "non-cash compensation." The latter (as defined in NASD Rule 2820) is represented by such things as office space, computers, club credit, newsletters and training.



The selling office receives additional compensation on the first year premium and all additional premiums. In some situations, the selling office may elect to share its commission with the registered representative. Depending on particular selling arrangements there may be others who LLANY compensates for distribution activities. (For example, LLANY may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.)

All compensation is paid from LLANY's resources, which include sales charges made under this Policy.


RECORDS AND ACCOUNTS

Andesa, TPA, Inc., Suite 502, 1621 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of LLANY as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Funds shares held in the Separate Account will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.

EXPERTS


The statutory-basis financial statements of LLANY appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.



Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the registration statement.


Legal matters in connection with the Policies described herein are being passed upon by Robert O. Sheppard, Esq., as stated in the opinion filed as an exhibit to the registration statement.

ADVERTISING

We are a member of Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

TAX ISSUES


INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state or local income, estate and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECS


CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.


POLICIES WHICH ARE NOT MECS


TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LLANY

Under existing Federal income tax laws, LLANY does not pay tax on investment income and realized capital gains of the Separate Account. LLANY does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

COMMUNICATIONS WITH LLANY



PROPER WRITTEN FORM



Whenever this Prospectus refers to a communication "in proper written form," it means a written document, in form and substance reasonably satisfactory to LLANY, received at the Administrative Office. You may also send your communication by facsimile to the Administrative Office.



TELEPHONE TRANSACTION PRIVILEGES



LLANY will allow telephone transactions authorized in proper written form by you or the applicant. To effect a permitted telephone transaction, you or your authorized representative must call the Administrative Office and provide, as identification, your policy number, a requested portion of your Social Security number, and such other authenticating information as we may require. LLANY disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledge that if we do not follow these procedures, which we believe to be reasonable, we may be liable for such losses.



Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heave use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.


MISCELLANEOUS POLICY PROVISIONS

The Policy, including riders, which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.

PAYMENT OF BENEFITS

All benefits are payable by us. We may require submission of the Policy before we grant loans, make changes or pay benefits.

AGE

If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.

INCONTESTABILITY

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's Date of Issue.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

SUICIDE

If the Insured commits suicide within two years from the Date of Issue, the only benefit paid will be the sum of:

a)  premiums paid less amounts allocated to the Separate Account; and

b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

COVERAGE BEYOND MATURITY

The New York Insurance Department does not permit coverage beyond the Maturity Date.

NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

                                   APPENDIX A

   ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND SURRENDER VALUES

The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the variable funding options. The tables show how the Death Benefit, Total Account Values and Surrender Values of a Policy issued with an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross after tax annual rate of 0%, 6%, and 12%, respectively.


Tables I and II illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for fully underwritten issue. Tables III and IV illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables V and VI illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for simplified issue underwriting. All Tables show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.


The second column of each table shows the accumulated values of the premiums paid at an assumed rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over a designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, and V assume the maximum Cost of Insurance allowable under the Policy is charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 1.10% in Policy Years 1-10, 0.90% in Policy Years 11-20, and 0.80% in Policy Years 21 and thereafter on an annual basis, the maximum allowable premium load of 12.0% up to the first year's Target Premium and 5% over the Target Premium, are assessed in the first Policy Year; the maximum allowable premium load of 9% up to the second year's Target Premium and 5% over the Target Premium, are assessed in the second through fifth Policy Year and 5% on all premium in all Policy years thereafter, and an assumed Premium Tax charge of 5% on all premium in all Policy Years.

Tables II, IV and VI assume that the current scale of Cost of Insurance rates applies during all Policy Years. These tables also assume the current mortality and expense risk charge of 0.65% on an annual basis for the first 10 Policy Years, 0.45% for Policy Years 11 through 20, and 0.35% for Policy Years 21 and thereafter, the current premium load of 10.5% up to the first year's Target Premium and 2.5% over the Target Premium are assumed in the first Policy Year, the current premium load of 7.5% up to the second through the fifth years' Target Premiums and 1.5% over the Target Premiums are assumed in the second through fifth Policy Years, the current load of 3.5% up to the seventh year's Target Premiums and 1.5% over the Target Premiums are assumed in the sixth and seventh Policy Years, 1.5% on all premiums in all Policy Years thereafter, and an assumed Premium Tax charge of 2.00% on all premiums in all Policy Years.

The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See individual prospectuses for each Fund for more information.

In addition, these values reflect the application of the mortality and expense risk charge, premium load and assumed premium tax charge described above. After deduction of these amounts, the illustrated net annual return on a maximum charge basis is -1.91%, 4.09% and 10.09% for Policy Years 1-10, -1.71%, 4.29% and 10.29% on a maximum charge basis for Policy Years 11-20, and -1.61%, 4.39% and 10.39% for Policy Years 21 and thereafter. The illustrated net annual return on a current charge basis is -1.21%, 4.79% and 10.79% for Policy Years 1-10, -1.01%, 4.99% and
10.99% for Policy Years 11-20, and -.91%, 5.09% and 11.09% for Policy Years 21 and thereafter.


The amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of .81% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 2000.


Certain fund groups waive a portion of fund expenses or reimburse the funds for such expenses. Those waivers or reimbursements remain in effect for varying periods of time, are usually reviewed at least yearly by each fund group, and are within the fund group's control. The effect of discontinuing a waiver or reimbursement arrangement could result in higher expense levels for the affected fund, as shown in the portfolio expense table. Assuming those waivers and reimbursements were discontinued, the Fund investment advisory fees and other expenses arithmetic average would be equivalent to an annual effective rate of 0.86% of the daily net asset value of the Separate Account.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Account S, and if no Policy loans have been made. The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    TABLE I

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                               FULLY UNDERWRITTEN
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1


               PREMIUMS              DEATH BENEFIT
              ACCUMULATED    GUARANTEED ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE               CASH SURRENDER VALUE
                  AT                   RETURN OF                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY     5% INTEREST  ---------------------------------  ---------------------------------  ---------------------------------
    YEAR       PER YEAR    GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%
   ------     -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
 1             $ 26,250    $467,500   $467,500      467,500     18,313     19,493       20,675     20,738     21,918       23,100
 2               53,813     467,500    467,500      467,500     36,944     40,504       44,209     39,369     42,929       46,634
 3               82,754     467,500    467,500      467,500     55,156     62,324       70,083     57,581     64,749       72,508
 4              113,142     467,500    467,500      467,500     72,963     85,003       98,564     75,388     87,428      100,989
 5              145,049     467,500    467,500      467,500     90,363    108,577      129,931     92,788    111,002      132,356

 6              178,551     467,500    467,500      467,500    108,351    134,146      165,621    108,351    134,146      165,621
 7              213,729     467,500    467,500      516,388    125,928    160,761      204,823    125,928    160,761      204,823
 8              224,415     467,500    467,500      545,843    120,861    164,887      222,939    120,861    164,887      222,939
 9              235,636     467,500    467,500      576,957    115,615    169,001      242,565    115,615    169,001      242,565
10              247,418     467,500    467,500      609,833    110,157    173,086      263,808    110,157    173,086      263,808

15              315,775     467,500    467,500      812,165     79,731    194,707      402,719     79,731    194,707      402,719
20              403,017     467,500    467,500    1,080,934     37,939    213,969      608,558     37,939    213,969      608,558
25              514,362           0    467,500    1,437,388          0    225,571      906,964          0    225,571      906,964
30              656,471           0    467,500    1,908,012          0    219,497    1,332,344          0    219,497    1,332,344

20 (Age 65)     403,017     467,500    467,500    1,080,934     37,939    213,969      608,558     37,939    213,969      608,558


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE II

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                               FULLY UNDERWRITTEN
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1


               PREMIUMS              DEATH BENEFIT
              ACCUMULATED    GUARANTEED ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE               CASH SURRENDER VALUE
                  AT                   RETURN OF                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY     5% INTEREST  ---------------------------------  ---------------------------------  ---------------------------------
    YEAR       PER YEAR    GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%
   ------     -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
 1             $ 26,250    $467,500    467,500      467,500     21,437     22,764       24,092     23,862     25,189       26,517
 2               53,813     467,500    467,500      467,500     42,838     46,866       51,054     45,263     49,291       53,479
 3               82,754     467,500    467,500      467,500     64,480     72,665       81,513     66,905     75,090       83,938
 4              113,142     467,500    467,500      467,500     85,775     99,628      115,206     88,200    102,053      117,631
 5              145,049     467,500    467,500      467,500    106,760    127,856      152,538    109,185    130,281      154,963

 6              178,551     467,500    467,500      504,991    127,966    157,975      194,462    127,966    157,975      194,462
 7              213,729     467,500    477,940      606,655    148,918    189,573      240,628    148,918    189,573      240,628
 8              224,415     467,500    483,348      648,710    145,753    197,414      264,953    145,753    197,414      264,953
 9              235,636     467,500    488,977      693,909    142,539    205,576      291,734    142,539    205,576      291,734
10              247,418     467,500    494,832      742,504    139,256    214,060      321,200    139,256    214,060      321,200

15              315,775     467,500    531,324    1,053,305    121,896    263,462      522,291    121,896    263,462      522,291
20              403,017     467,500    572,685    1,499,996     99,211    322,418      844,487     99,211    322,418      844,487
25              514,362     467,500    630,237    2,180,404     72,965    397,667    1,375,792     72,965    397,667    1,375,792
30              656,471     467,500    699,753    3,197,501     34,557    488,630    2,232,780     34,557    488,630    2,232,780

20 (Age 65)     403,017     467,500    572,685    1,499,996     99,211    322,418      844,487     99,211    322,418      844,487


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE III

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                                GUARANTEED ISSUE
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1


               PREMIUMS              DEATH BENEFIT
              ACCUMULATED    GUARANTEED ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE               CASH SURRENDER VALUE
                  AT                   RETURN OF                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY     5% INTEREST  ---------------------------------  ---------------------------------  ---------------------------------
    YEAR       PER YEAR    GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%
   ------     -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
 1             $ 26,250    $467,500   $467,500      467,500     18,313     19,493       20,675     20,738     21,918       23,100
 2               53,813     467,500    467,500      467,500     36,944     40,504       44,209     39,369     42,929       46,634
 3               82,754     467,500    467,500      467,500     55,156     62,324       70,083     57,581     64,749       72,508
 4              113,142     467,500    467,500      467,500     72,963     85,003       98,564     75,388     87,428      100,989
 5              145,049     467,500    467,500      467,500     90,363    108,577      129,931     92,788    111,002      132,356

 6              178,551     467,500    467,500      467,500    108,351    134,146      165,621    108,351    134,146      165,621
 7              213,729     467,500    467,500      516,388    125,928    160,761      204,823    125,928    160,761      204,823
 8              224,415     467,500    467,500      545,843    120,861    164,887      222,939    120,861    164,887      222,939
 9              235,636     467,500    467,500      576,957    115,615    169,001      242,565    115,615    169,001      242,565
10              247,418     467,500    467,500      609,833    110,157    173,086      263,808    110,157    173,086      263,808

15              315,775     467,500    467,500      812,165     79,731    194,707      402,719     79,731    194,707      402,719
20              403,017     467,500    467,500    1,080,934     37,939    213,969      608,558     37,939    213,969      608,558
25              514,362           0    467,500    1,437,388          0    225,571      906,964          0    225,571      906,964
30              656,471           0    467,500    1,908,012          0    219,497    1,332,344          0    219,497    1,332,344

20 (Age 65)     403,017     467,500    467,500    1,080,934     37,939    213,969      608,558     37,939    213,969      608,558


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE IV

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                                GUARANTEED ISSUE
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1


               PREMIUMS              DEATH BENEFIT
              ACCUMULATED    GUARANTEED ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE               CASH SURRENDER VALUE
                  AT                   RETURN OF                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY     5% INTEREST  ---------------------------------  ---------------------------------  ---------------------------------
    YEAR       PER YEAR    GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%
   ------     -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
 1             $ 26,250    $467,500    467,500      467,500     21,124     22,442       23,760     23,549     24,867       26,185
 2               53,813     467,500    467,500      467,500     42,316     46,308       50,461     44,741     48,733       52,886
 3               82,754     467,500    467,500      467,500     63,836     71,950       80,723     66,261     74,375       83,148
 4              113,142     467,500    467,500      467,500     85,074     98,815      114,267     87,499    101,240      116,692
 5              145,049     467,500    467,500      467,500    106,045    126,981      151,474    108,470    129,406      153,899

 6              178,551     467,500    467,500      501,932    127,254    157,051      193,284    127,254    157,051      193,284
 7              213,729     467,500    475,489      603,370    148,206    188,601      239,325    148,206    188,601      239,325
 8              224,415     467,500    480,819      645,139    145,028    196,381      263,495    145,028    196,381      263,495
 9              235,636     467,500    486,332      689,968    141,779    204,464      290,077    141,779    204,464      290,077
10              247,418     467,500    492,027      738,096    138,438    212,846      319,293    138,438    212,846      319,293

15              315,775     467,500    527,439    1,045,324    120,601    261,535      518,333    120,601    261,535      518,333
20              403,017     467,500    566,839    1,484,296     96,684    319,127      835,648     96,684    319,127      835,648
25              514,362     467,500    620,644    2,146,673     67,368    391,614    1,354,509     67,368    391,614    1,354,509
30              656,471     467,500    684,844    3,128,619     23,206    478,219    2,184,681     23,206    478,219    2,184,681

20 (Age 65)     403,017     467,500    566,839    1,484,296     96,684    319,127      835,648     96,684    319,127      835,648


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE V

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                                SIMPLIFIED ISSUE
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1


               PREMIUMS              DEATH BENEFIT
              ACCUMULATED    GUARANTEED ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE               CASH SURRENDER VALUE
                  AT                   RETURN OF                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY     5% INTEREST  ---------------------------------  ---------------------------------  ---------------------------------
    YEAR       PER YEAR    GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%
   ------     -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
 1             $ 26,250    $467,500   $467,500      467,500     18,313     19,493       20,675     20,738     21,918       23,100
 2               53,813     467,500    467,500      467,500     36,944     40,504       44,209     39,369     42,929       46,634
 3               82,754     467,500    467,500      467,500     55,156     62,324       70,083     57,581     64,749       72,508
 4              113,142     467,500    467,500      467,500     72,963     85,003       98,564     75,388     87,428      100,989
 5              145,049     467,500    467,500      467,500     90,363    108,577      129,931     92,788    111,002      132,356

 6              178,551     467,500    467,500      467,500    108,351    134,146      165,621    108,351    134,146      165,621
 7              213,729     467,500    467,500      516,388    125,928    160,761      204,823    125,928    160,761      204,823
 8              224,415     467,500    467,500      545,843    120,861    164,887      222,939    120,861    164,887      222,939
 9              235,636     467,500    467,500      576,957    115,615    169,001      242,565    115,615    169,001      242,565
10              247,418     467,500    467,500      609,833    110,157    173,086      263,808    110,157    173,086      263,808

15              315,775     467,500    467,500      812,165     79,731    194,707      402,719     79,731    194,707      402,719
20              403,017     467,500    467,500    1,080,934     37,939    213,969      608,558     37,939    213,969      608,558
25              514,362           0    467,500    1,437,388          0    225,571      906,964          0    225,571      906,964
30              656,471           0    467,500    1,908,012          0    219,497    1,332,344          0    219,497    1,332,344

20 (Age 65)     403,017     467,500    467,500    1,080,934     37,939    213,969      608,558     37,939    213,969      608,558


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE VI

      FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                                SIMPLIFIED ISSUE
                     $25,000 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $467,500
                             DEATH BENEFIT OPTION 1


               PREMIUMS              DEATH BENEFIT
              ACCUMULATED    GUARANTEED ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE               CASH SURRENDER VALUE
                  AT                   RETURN OF                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY     5% INTEREST  ---------------------------------  ---------------------------------  ---------------------------------
    YEAR       PER YEAR    GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%    GROSS 12%
   ------     -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
 1             $ 26,250    $467,500    467,500      467,500     21,300     22,624       23,948     23,725     25,049       26,373
 2               53,813     467,500    467,500      467,500     42,658     46,671       50,845     45,083     49,096       53,270
 3               82,754     467,500    467,500      467,500     64,301     72,460       81,281     66,726     74,885       83,706
 4              113,142     467,500    467,500      467,500     85,597     99,413      114,948     88,022    101,838      117,373
 5              145,049     467,500    467,500      467,500    106,584    127,630      152,251    109,009    130,055      154,676

 6              178,551     467,500    467,500      504,169    127,792    157,737      194,146    127,792    157,737      194,146
 7              213,729     467,500    477,313      605,777    148,745    189,324      240,279    148,745    189,324      240,279
 8              224,415     467,500    482,711      647,770    145,582    197,154      264,569    145,582    197,154      264,569
 9              235,636     467,500    488,333      692,903    142,369    205,305      291,311    142,369    205,305      291,311
10              247,418     467,500    494,133      741,358    139,064    213,757      320,704    139,064    213,757      320,704

15              315,775     467,500    529,726    1,049,998    121,229    262,669      520,651    121,229    262,669      520,651
20              403,017     467,500    569,300    1,490,937     97,311    320,512      839,387     97,311    320,512      839,387
25              514,362     467,500    623,344    2,156,289     68,010    393,318    1,360,576     68,010    393,318    1,360,576
30              656,471     467,500    687,850    3,142,751     23,914    480,318    2,194,549     23,914    480,318    2,194,549

20 (Age 65)     403,017     467,500    569,300    1,490,937     97,311    320,512      839,387     97,311    320,512      839,387


If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                 LLANY Separate Account S for Flexible Premium
                            Variable Life Insurance
                             This Separate Account
                       has not yet commenced operations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              2000             1999
                                                              --------------   --------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                         $1,535,863,727   $1,482,592,831
------------------------------------------------------------
Unaffiliated common stocks                                                --          161,005
------------------------------------------------------------
Mortgage loans on real estate                                    185,143,131      197,425,386
------------------------------------------------------------
Policy loans                                                     178,943,976      177,437,149
------------------------------------------------------------
Cash and short-term investments                                   46,690,257       29,467,267
------------------------------------------------------------
Other invested assets                                                329,026          223,126
------------------------------------------------------------
Receivable for securities                                                 --        1,313,866
------------------------------------------------------------  --------------   --------------
Total cash and invested assets                                 1,946,970,117    1,888,620,630
------------------------------------------------------------
Premiums and fees in course of collection                          6,842,032        6,578,363
------------------------------------------------------------
Accrued investment income                                         30,071,679       29,296,814
------------------------------------------------------------
Other admitted assets                                              4,803,174       38,442,338
------------------------------------------------------------
Separate account assets                                          329,781,374      328,767,871
------------------------------------------------------------  --------------   --------------
Total admitted assets                                         $2,318,468,376   $2,291,706,016
------------------------------------------------------------  ==============   ==============

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $  873,952,295   $  853,572,463
------------------------------------------------------------
Other policyholder funds                                         897,562,593      951,347,964
------------------------------------------------------------
Other liabilities                                                 50,144,923       25,045,378
------------------------------------------------------------
Asset valuation reserve                                           10,400,107        7,884,503
------------------------------------------------------------
Interest maintenance reserve                                              --          956,570
------------------------------------------------------------
Net transfers due from separate accounts                         (11,992,077)      (8,262,299)
------------------------------------------------------------
Separate account liabilities                                     329,781,374      328,767,871
------------------------------------------------------------  --------------   --------------
Total liabilities                                              2,149,849,215    2,159,312,450
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding shares -- 20,000
  (owned by The Lincoln National Life Insurance Company)           2,000,000        2,000,000
------------------------------------------------------------
Paid-in surplus                                                  384,128,481      384,128,481
------------------------------------------------------------
Unassigned surplus -- deficit                                   (217,509,320)    (253,734,915)
------------------------------------------------------------  --------------   --------------
Total capital and surplus                                        168,619,161      132,393,566
------------------------------------------------------------  --------------   --------------
Total liabilities and capital and surplus                     $2,318,468,376   $2,291,706,016
------------------------------------------------------------  ==============   ==============

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000           1999           1998
                                                              ------------   ------------   --------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $244,426,295   $172,708,594   $1,291,566,984
------------------------------------------------------------
Net investment income                                          132,082,842    132,213,228      105,083,579
------------------------------------------------------------
Surrender and administrative charges                             2,475,660      2,401,973        2,834,073
------------------------------------------------------------
Mortality and expense charges on deposit funds                   4,872,577      2,937,632        1,980,728
------------------------------------------------------------
Amortization of interest maintenance reserve                        46,790        925,547          579,137
------------------------------------------------------------
Other revenues                                                   5,951,027      2,127,634          536,698
------------------------------------------------------------  ------------   ------------   --------------
Total revenues                                                 389,855,191    313,314,608    1,402,581,199
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                               261,564,959    207,985,159    1,320,787,190
------------------------------------------------------------
Commissions                                                     13,942,948     17,665,459      274,529,390
------------------------------------------------------------
Underwriting, insurance and other expenses                      34,611,310     32,297,064       28,064,172
------------------------------------------------------------
Net transfers to separate accounts                              25,113,242     28,255,807       33,875,951
------------------------------------------------------------  ------------   ------------   --------------
Total benefits and expenses                                    335,232,459    286,203,489    1,657,256,703
------------------------------------------------------------  ------------   ------------   --------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                    54,622,732     27,111,119     (254,675,504)
------------------------------------------------------------
Dividends to policyholders                                       5,784,285      5,624,728        3,375,629
------------------------------------------------------------  ------------   ------------   --------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                  48,838,447     21,486,391     (258,051,133)
------------------------------------------------------------
Federal income taxes (benefit)                                     792,834       (427,033)      (4,561,826)
------------------------------------------------------------  ------------   ------------   --------------
Gain (loss) from operations before net realized loss on
investments                                                     48,045,613     21,913,424     (253,489,307)
------------------------------------------------------------
Net realized loss on investments                                (2,233,251)    (2,012,331)        (721,449)
------------------------------------------------------------  ------------   ------------   --------------
Net income (loss)                                             $ 45,812,362   $ 19,901,093   $ (254,210,756)
------------------------------------------------------------  ============   ============   ==============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                                        UNASSIGNED            TOTAL
                                                COMMON             PAID-IN              SURPLUS--             CAPITAL AND
                                                STOCK              SURPLUS              DEFICIT               SURPLUS
                                                ----------------   ------------------   -------------------   -------------------
BALANCES AT JANUARY 1, 1998                     $      2,000,000   $      227,407,481   $       (16,555,254)  $       212,852,227
----------------------------------------------
Surplus paid-in                                               --          156,721,000                    --           156,721,000
----------------------------------------------
Net loss                                                      --                   --          (254,210,756)         (254,210,756)
----------------------------------------------
Increase in unrealized capital losses                         --                   --              (178,648)             (178,648)
----------------------------------------------
Decrease in nonadmitted assets                                --                   --               241,698               241,698
----------------------------------------------
Increase in asset valuation reserve                           --                   --            (3,024,183)           (3,024,183)
----------------------------------------------
Increase in liability for reinsurance in
unauthorized companies                                        --                   --              (682,060)             (682,060)
----------------------------------------------  ----------------   ------------------   -------------------   -------------------
BALANCES AT DECEMBER 31, 1998                          2,000,000          384,128,481          (274,409,203)          111,719,278
----------------------------------------------

Add (deduct):
Net income                                                    --                   --            19,901,093            19,901,093
----------------------------------------------
Increase in unrealized capital losses                         --                   --              (939,080)             (939,080)
----------------------------------------------
Decrease in nonadmitted assets                                --                   --               187,322               187,322
----------------------------------------------
Increase in asset valuation reserve                           --                   --            (2,509,909)           (2,509,909)
----------------------------------------------
Increase in liability for reinsurance in
unauthorized companies                                        --                   --              (605,340)             (605,340)
----------------------------------------------
Gain on reinsurance transaction                               --                   --             4,640,202             4,640,202
----------------------------------------------  ----------------   ------------------   -------------------   -------------------
BALANCES AT DECEMBER 31, 1999                          2,000,000          384,128,481          (253,734,915)          132,393,566
----------------------------------------------

Add (deduct):
Net income                                                    --                   --            45,812,362            45,812,362
----------------------------------------------
Increase in unrealized capital losses                         --                   --              (215,965)             (215,965)
----------------------------------------------
Increase in nonadmitted assets                                --                   --            (5,544,963)           (5,544,963)
----------------------------------------------
Increase in asset valuation reserve                           --                   --            (2,515,605)           (2,515,605)
----------------------------------------------
Decrease in liability for reinsurance in
unauthorized companies                                        --                   --               822,580               822,580
----------------------------------------------
Change in valuation basis for deposit fund
liabilities and accident and health reserves                  --                   --            (1,574,037)           (1,574,037)
----------------------------------------------
Amortization of gain on 1999 reinsurance
transaction                                                   --                   --              (558,779)             (558,779)
----------------------------------------------  ----------------   ------------------   -------------------   -------------------
BALANCES AT DECEMBER 31, 2000                   $      2,000,000   $      384,128,481   $      (217,509,322)  $       168,619,159
----------------------------------------------  ================   ==================   ===================   ===================

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000            1999            1998
                                                              -------------   -------------   ---------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 244,312,744   $ 172,535,360   $ 1,284,669,810
------------------------------------------------------------
Investment income received                                      134,872,591     138,850,106        96,331,551
------------------------------------------------------------
Benefits paid                                                  (301,454,632)   (204,263,171)      (83,399,329)
------------------------------------------------------------
Underwriting, insurance and other expenses paid                 (76,441,777)    (96,041,640)     (351,272,500)
------------------------------------------------------------
Federal income taxes recovered (paid)                               464,893        (656,134)        1,703,193
------------------------------------------------------------
Dividends to policyholders                                       (5,848,391)     (5,921,665)        2,651,237
------------------------------------------------------------
Change in other liabilities                                      48,015,638     (38,369,356)               --
------------------------------------------------------------
Other income received and expenses paid, net                     26,265,843       1,653,592        39,064,672
------------------------------------------------------------  -------------   -------------   ---------------
Net cash provided by (used in) operating activities              70,186,909     (32,212,908)      989,748,634
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      202,673,308     294,554,595       249,409,117
------------------------------------------------------------
Purchase of investments                                        (254,130,400)   (369,356,711)   (1,280,892,696)
------------------------------------------------------------
Net increase in policy loans                                     (1,506,827)     (7,064,582)     (131,317,640)
------------------------------------------------------------  -------------   -------------   ---------------
Net cash used in investing activities                           (52,963,919)    (81,866,698)   (1,162,801,219)
------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                              --              --       156,721,000
------------------------------------------------------------
Other                                                                    --              --        (3,895,136)
------------------------------------------------------------  -------------   -------------   ---------------
Net cash provided by financing activities                                --              --       152,825,864
------------------------------------------------------------  -------------   -------------   ---------------

Net increase (decrease) in cash and short-term investments       17,222,990    (114,079,606)      (20,226,721)
------------------------------------------------------------
Total cash and short-term investments at beginning of year       29,467,267     143,546,873       163,773,594
------------------------------------------------------------  -------------   -------------   ---------------
Total cash and short-term investments at end of year          $  46,690,257   $  29,467,267   $   143,546,873
------------------------------------------------------------  =============   =============   ===============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

--------------------------------------------------------------------------------

ORGANIZATION
Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). In 1996, the Company was organized under the laws of the state of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the state of New York.

The Company's principal business consists of underwriting annuities, deposit-type contracts and life insurance sold through multiple distribution channels. The Company conducts business only in the state of New York.

USE OF ESTIMATES
The nature of the insurance business requires management to make estimates and assumptions that affect amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from these estimates.

BASIS OF PRESENTATION
The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which practices differ from accounting principles generally accepted in the United States ("GAAP").

For periods prior to January 1, 2001, effective "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other National Association of Insurance Commissions ("NAIC") publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within in a state and may change in the future.

The NAIC revised the ACCOUNTING PRACTICES AND PROCEDURES MANUAL in a process referred to as Codification. The revised manual became effective on January 1, 2001. New York adopted the provisions of the revised manual subject to certain modifications. The most significant modification affecting the Company is that New York did not adopt the provisions of Codification requiring companies to record deferred tax assets and liabilities. The revised manual will result in other changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements for periods subsequent to December 31, 2000. The cumulative effect of changes in accounting principles adopted to conform to the revised ACCOUNTING PRACTICES AND PROCEDURES MANUAL will be reported in 2001 financial statements as an adjustment to surplus as of January 1, 2001. Management believes the impact of these changes, upon adoption, will not result in a significant reduction in the Company's statutory-basis capital and surplus.

Existing statutory accounting practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS
Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses are reported in net income; on a pre-tax basis, in the period in which the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortized of deferred acquisition costs and investment expenses, using the specific identification method. Under GAAP, writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

POLICY ACQUISITION COSTS
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

NONADMITTED ASSETS
Certain assets designated as "nonadmitted," principally furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND DEPOSITS
Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues;

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

BENEFITS RESERVES
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values. For traditional life and disability income products, benefits and expenses are recognized when incurred in a manner consistent with the related premium recognition policies.

REINSURANCE
Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

DEFERRED INCOME TAXES
Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

POLICYHOLDER DIVIDENDS
Policyholder dividends are recognized when declared rather than over the term of the related policies.

STATEMENTS OF CASH FLOWS
Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory basis with amounts determined in accordance with GAAP is as follows:

                                                              CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                                              -----------------------------------------------------
                                                              DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2000       1999       2000       1999       1998
                                                              -----------------------------------------------------
                                                              (IN THOUSANDS)        (IN THOUSANDS)
                                                              -----------------------------------------------------
Amounts reported on a statutory-basis.......................  $168,619   $132,394   $ 45,812   $ 19,901   $(254,211)
GAAP adjustments:
  Unrealized loss on investments............................   (22,619)   (74,971)        --         --          --
  Interest maintenance reserve..............................        --        957     (3,206)       458        (579)
  Net realized gain (loss) on investments...................    (1,502)    (1,951)       347     (6,348)      3,050
  Asset valuation reserve...................................    10,400      7,885         --         --          --
  Policy and contract reserves..............................   (78,945)   (72,302)    (7,676)    25,985     271,293
  Present value of future profits, deferred policy
    acquisition costs and goodwill..........................   329,068    369,032    (15,195)    (6,639)      6,091
  Policyholders' share of earnings and surplus on
    participating business..................................    (8,297)    (9,325)     1,028      1,071        (100)
  Deferred income taxes.....................................    31,006     17,505     (7,814)   (12,159)    (12,696)
  Nonadmitted assets........................................     5,660      1,685         --         --          --
  Other, net................................................      (959)     2,555      3,871     (2,096)        (82)
                                                              --------   --------   --------   --------   ---------
Net increase (decrease).....................................   263,812    241,070    (28,645)       272     266,977
                                                              --------   --------   --------   --------   ---------
Amounts on a GAAP basis.....................................  $432,431   $373,464   $ 17,167   $ 20,173   $  12,766
                                                              ========   ========   ========   ========   =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) Other significant accounting practices are as follows:

INVESTMENTS
Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Policy loans are reported at unpaid principal balances.

Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments.

Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common stocks are credited or charged directly in unassigned surplus.

PREMIUMS
Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

BENEFIT RESERVES
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance inforce, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

CLAIMS AND CLAIM ADJUSTMENT EXPENSES
Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REINSURANCE CEDED AND ASSUMED
Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

PENSION BENEFITS
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of variable annuity and universal life contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits and mortality charges on variable universal life contracts are included in income and from mortality and expense charges on deposit funds. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from mortality and expense charges on deposit funds.

RECLASSIFICATIONS
Certain amounts reported in the 2000 Annual Statement of the Company have been reclassified in the accompanying financial statements; however, such reclassifications had no effect on unassigned surplus-deficit or on net income.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. INVESTMENTS

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                           COST OR          GROSS         GROSS
                                                           AMORTIZED        UNREALIZED    UNREALIZED     FAIR
                                                           COST             GAINS         LOSSES         VALUE
                                                           ------------------------------------------------------------
At December 31, 2000:
  Corporate..............................................  $1,258,043,165   $12,258,931   $(40,298,957)  $1,230,003,139
  U.S. government........................................      26,082,036     1,353,121        (76,345)      27,358,812
  Foreign government.....................................      17,090,948       468,702       (865,569)      16,694,081
  Mortgage-backed........................................     231,565,609     4,478,734     (1,460,720)     234,583,623
  State and municipal....................................       3,081,969        21,205             --        3,103,174
                                                           --------------   -----------   ------------   --------------
                                                           $1,535,863,727   $18,580,693   $(42,701,591)  $1,511,742,829
                                                           ==============   ===========   ============   ==============

At December 31, 1999:
  Corporate..............................................  $1,214,312,519   $   908,731   $(65,599,479)  $1,149,621,771
  U.S. government........................................      25,736,299        11,711     (1,900,750)      23,847,260
  Foreign government.....................................      17,602,777       362,624     (1,070,496)      16,894,905
  Mortgage-backed........................................     221,570,519         2,732     (9,530,799)     212,042,452
  State and municipal....................................       3,370,717            --       (105,915)       3,264,802
                                                           --------------   -----------   ------------   --------------
                                                           $1,482,592,831   $ 1,285,798   $(78,207,439)  $1,405,671,190
                                                           ==============   ===========   ============   ==============

The carrying amount of bonds in the balance sheet at December 31, 2000 and 1999 reflects adjustments of $1,333,693 and $1,123,693, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC designating certain investments in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                          COST OR
                          AMORTIZED        FAIR
                          COST             VALUE
                          -------------------------------
Maturity:
  In 2001...............  $   55,774,634   $   55,637,893
  In 2002-2005..........     411,016,874      406,609,876
  In 2006-2010..........     429,344,203      419,664,778
  After 2010............     408,162,407      395,246,659
  Mortgage-backed
    securities..........     231,565,609      234,583,623
                          --------------   --------------
Total...................  $1,535,863,727   $1,511,742,829
                          ==============   ==============

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Proceeds from sales of investments in bonds during 2000, 1999 and 1998, were $50,802,571, $253,876,450 and $203,748,028, respectively. Gross gains during
2000, 1999 and 1998, of $385,946, $842,229 and $3,612,434, respectively, and gross losses of $3,048,848, $6,968,975 and $1,529,149, respectively, were realized on those sales.

At December 31, 2000 and 1999, investments in bonds, with an admitted asset value of $500,024 and $500,078, respectively, were on deposit with the Department to satisfy regulatory requirements.

During 2000, the minimum and maximum lending rates for mortgage loans were 7.83% and 9.33%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2000, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. INVESTMENTS (CONTINUED)
The major categories of net investment income are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000           1999           1998
                                                              ------------------------------------------
Income:
  Bonds.....................................................  $105,825,033   $106,590,150   $ 78,205,686
  Mortgage loans on real estate.............................    14,035,856     13,522,104     14,304,385
  Policy loans..............................................    10,614,785     11,018,423      7,981,377
  Cash, short-term and other investments....................     3,006,508      2,391,977      5,893,453
                                                              ------------   ------------   ------------
Total investment income.....................................   133,482,182    133,522,654    106,384,901

Investment expenses.........................................     1,399,340      1,309,426      1,301,322
                                                              ------------   ------------   ------------
Net investment income.......................................  $132,082,842   $132,213,228   $105,083,579
                                                              ============   ============   ============

Net realized capital losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000                1999                1998
                                                              --------------------------------------------------
Net realized capital gains (losses).........................  $(5,392,925)        $(4,743,577)        $3,538,335
Less amount transferred to IMR (net of related taxes
  (credits) of ($1,701,363), ($1,706,485) and $1,634,708, in
  2000, 1999 and 1998, respectively)........................   (3,159,674)         (3,169,187)         3,035,887
                                                              -----------         -----------         ----------
                                                               (2,233,251)         (1,574,390)           502,448
Less federal income taxes on realized gains.................           --             437,941          1,223,897
                                                              -----------         -----------         ----------
Net realized capital losses after transfer to IMR and
  taxes.....................................................  $(2,233,251)        $(2,012,331)        $ (721,449)
                                                              ===========         ===========         ==========

3. FEDERAL INCOME TAXES

The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate in the accompanying statements of operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

In 1998, a federal income tax net operating loss of $80,156,000 was incurred. The Company utilized $9,162,000 of the net operating loss to recover taxes paid in prior years. In 1999, $11,612,000 of net operating loss was utilized to offset 1999 taxable income and in 2000 $29,343,000 of net operating loss was utilized to offset 2000 taxable income. The remaining portion of the net operating loss at December 31, 2000, of $30,039,000 will be available for use to offset taxable income in future years. The net operating loss carryforward expires in 2013.

No federal income tax payments were made in 1999 or 1998. The Company received a refund of $3,196,000 in 1999 as a result of the utilization of the net operating loss. The Company paid alternative minimum tax payments of $900,000 in 2000.

4. REINSURANCE

The Company cedes insurance to other companies, including certain affiliates. A portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum coverage that it retains on an individual to $500,000. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the Statements of Operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 that became the Company's obligation. The Company also received assets, measured on a historical, statutory basis, equal to the liabilities.

In 1999, the Company received $5,800,000 from CIGNA as a result of the final settlement of the statutory-basis values of assets and liabilities for the reinsured business. The $5,800,000 is included in the Statements of Operations line item "Other revenues."

Subsequent to the CIGNA transaction, the Company and Lincoln Life announced that they had reached an agreement

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4. REINSURANCE (CONTINUED)
to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

On November 1, 1999, the Company and Lincoln Life reached an agreement to retrocede virtually 100% of the disability income business assumed from CIGNA. A gain on the transaction of $4,640,202 was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $558,779 recognized in income in 2000.

On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

The balance sheet caption, "Future policy benefits and claims" has been reduced for insurance ceded by $87,748,000 and $97,457,160 at December 31, 2000 and 1999, respectively. The balance sheet caption, "Other policyholder funds" has been reduced for insurance ceded by $1,645,109 and $2,290,826 at December 31, 2000 and 1999, respectively.

The caption "Premiums and deposits" in the statements of operations includes $122,293,714 and $140,394,771 of insurance assumed and $26,954,922 and
$44,245,573 of insurance ceded in 2000 and 1999, respectively.

The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $16,717,361 and $71,763,962 for 2000 and 1999, respectively.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $464,800 and $1,287,400 at December 31, 2000 and 1999,
respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At
December 31, 2000, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5. LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES

At December 31, 2000 and 1999, the Company had $408,060,280 and $1,149,964,000,
respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard of valuation set by the state of New York. Reserves to cover the above insurance totaled $4,736,882 and $5,893,549 at December 31, 2000 and 1999, respectively.

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                   AMOUNT           PERCENT
                                   ------------------------
Subject to discretionary
  withdrawal with adjustment:
  With market value adjustment...  $  295,582,214     24.2%
  At book value, less surrender
    charge.......................      70,318,938      5.8
  At market value................     312,909,427     25.7

Subject to discretionary
  withdrawal without adjustment
  at book value with minimal or
  no charge or adjustment........     495,666,249     40.7
Not subject to discretionary
  withdrawal.....................      44,538,694      3.6
                                   --------------    -----
Total annuity reserves and
  deposit fund liabilities,
  before reinsurance.............   1,219,015,522    100.0%
                                                     =====
Less reinsurance.................       2,076,789
                                   --------------
Net annuity reserves and deposit
  fund liabilities, including
  separate accounts..............  $1,216,938,733
                                   ==============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5. LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)
Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                              DECEMBER 31
                              2000           1999
                              ---------------------------
Premium deposit funds.......  $866,537,763   $920,665,883
Undistributed earnings on
  participating business....    30,993,957     30,544,045
Other.......................        30,873        138,036
                              ------------   ------------
                              $897,562,593   $951,347,964
                              ============   ============

6. CAPITAL AND SURPLUS

The Company received additional paid-in surplus from Lincoln Life of $156,721,000 in October 1998.

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company exceeds the RBC requirements.

The payment of dividends by the Company requires 30 day advance notice to the Department.

7. EMPLOYEE BENEFIT PLANS

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis Statements of Operations or financial position for any of the periods shown.

LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments on the option issuance anniversary in the four years following the grant anniversary date. A "reload option" feature was added in 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

As of December 31, 2000, there were 37,034 shares of LNC common stock subject to options granted to Company employees under the stock option incentive plans of which 17,169 were exercisable on that date. The exercise prices of the outstanding options range from $21.32 to $50.83. In 1999 and 1998, 3,740 and 137 options were exercised, respectively and in 1999, 2,400 options were forfeited. No options were exercised or forfeited during 2000 and no options were forfeited in 1998.

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

VULNERABILITY FROM CONCENTRATIONS
At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 2000, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

MARKETING AND COMPLIANCE MATTERS
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageious to the policyholder. The Company's

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

CONTINGENCY MATTERS
The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse effect on the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

BONDS AND COMMON STOCK
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE
The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market prices; or 3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

CASH AND SHORT-TERM INVESTMENTS
The carrying value of cash and short-term investments approximates their fair value.

INVESTMENT-TYPE INSURANCE CONTRACTS
The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment-type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of 'investment-type insurance contracts' are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SEPARATE ACCOUNTS
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                              DECEMBER 31
                                                              -------------------------------------------------
                                                              2000                      1999
                                                              -----------------------   -----------------------
                                                              CARRYING                  CARRYING
ASSETS (LIABILITIES)                                          VALUE        FAIR VALUE   VALUE        FAIR VALUE
---------------------------------------------------------------------------------------------------------------
                                                              (IN THOUSANDS)
                                                              -------------------------------------------------
Bonds.......................................................  $1,535,863   $1,511,743   $1,482,593   $1,405,671
Unaffiliated common stocks..................................          --           --          161          161
Mortgage loans on real estate...............................     185,143      183,394      197,425      189,179
Policy loans................................................     178,944      190,615      177,437      190,667
Cash and short-term investments.............................      46,690       46,690       29,467       29,467
Other invested assets.......................................         329          329          223          223
Investment-type insurance contracts.........................    (876,379)    (824,960)    (951,348)    (910,752)
Separate account assets.....................................     329,781      329,781      328,768      328,768
Separate account liabilities................................    (329,781)    (329,781)    (328,768)    (328,768)

10. TRANSACTIONS WITH AFFILIATES

The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $22,986,332, $22,675,891 and $18,504,450 in 2000, 1999 and 1998, respectively.
The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $2,439,100, $1,359,279 and $273,952 in 2000, 1999 and 1998, respectively.

The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,388,223, $1,309,426 and $1,501,592 in 2000, 1999 and 1998, respectively.

The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by $4,783,310 and $6,269,272 for premiums paid on these contracts in 2000 and 1999, respectively. The caption "Future policy benefits and claims" has been reduced by $2,475,583 and $2,323,435 related to reserve credits taken on these contracts as of December 31, 2000 and 1999, respectively.

11. SEPARATE ACCOUNTS

Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds are carried at fair value. None of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums, deposits and other considerations amounted to $61,642,139, $109,574,216 and $73,993,993 in 2000, 1999 and 1998, respectively.
Reserves for separate accounts with assets at fair value were $317,471,859 and $320,413,080 at December 31, 2000 and 1999, respectively. All reserves are subject to discretionary withdrawal at market value.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
A reconciliation of transfers to separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000          1999              1998
                                                              --------------------------------------------
Transfers as reported in the Summary of Operations of
various separate accounts:
  Transfers to separate accounts............................  $ 61,642,139  $109,574,216      $ 73,993,993
  Transfers from separate accounts..........................   (36,528,897)  (81,318,409)      (40,118,042)
                                                              ------------  ------------      ------------
Net transfer to separate accounts as reported in the
Statement of Operations.....................................  $ 25,113,242  $ 28,255,807      $ 33,875,951
                                                              ============  ============      ============

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the Untied States, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2000 and 1999, the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 30, 2001

                                     PART II
                        FEES AND CHARGES REPRESENTATION

Lincoln Life & Annuity Company of New York represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                INDEMNIFICATION

      (a) Brief description of indemnification provisions.

        In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York (LLANY) provides that LLANY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LLANY, as long as he/she acted in good faith and in a manner he/ she reasonably believed to be in the best interests of, or not opposed to the best interests of, LLANY. Certain additional conditions apply to indemnification in criminal proceedings.

        In particular, separate conditions govern indemnification of directors, officers, and employees of LLANY in connection with suits by, or in the right of, LLANY.

        Please refer to Article VII of the By-Laws of LLANY (Exhibit No.
        6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of New York law.

      (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 3 to the Registration Statement consists of the following papers and documents:



The facing sheet;
A cross-reference sheet (reconciliation and tie)
Prospectus consisting of xx pages.
An Incorporation-by-Reference sheet;
Required Undertakings, Descriptions and Representations;
Signatures;
Powers of Attorney;
Written consents of the following persons;

    1. Opinion of Counsel
    2. Actuarial Opinion
    3. Consent of Independent Auditors;

Required Exhibits


1.        The following exhibits correspond to
          those required by paragraph A of the
          instructions as to exhibits in Form
          N-8B-2:
     (1)  Resolution of the Board of Directors of
          Lincoln Life & Annuity Company of New
          York and related documents authorizing
          establishment of the Account.(5)
     (2)  Not applicable.
     (3)  (a) Form of Selling Group Agreement.(4)
          (b) Commission Schedule for Variable
          Life Policies.*
          (4) Not applicable.
     (5)  (a) Proposed Form of Policy and
          Application--LN920NY and B10392NY
          through B10395NY.(2)
          (b) Riders. (N/A)
          (c) Form of Policy. No. LN925(3)
     (6)  (a) Articles of Incorporation of Lincoln
          Life & Annuity Company of New York.(1)
          (b) Bylaws of Lincoln Life & Annuity
          Company of New York.(1)
     (7)  Not applicable.
     (8)  Fund Participation Agreements.
          Agreements between Lincoln Life &
          Annuity Company of New York and
          amendments thereto:
          (a) American Century Variable Products
          Group, Inc.
          (b) American Funds Insurance Series
          (c) Baron Capital Funds Trust
          (d) BT Insurance Funds Trust
          (e) Delaware Group Premium Fund, Inc.
          (f) Fidelity Variable Insurance Products
          Fund
          (g) Fidelity Variable Insurance Products
          Fund II
          (h) Janus Aspen Series
          (i) Lincoln National Funds (5
          agreements)
          (j) MFS-Registered Trademark- Variable
          Insurance Trust
          (k) Neuberger & Berman Advisers
          Management Trust
          (l) OCC Accumulation Trust
          (m) OppenheimerFunds*
          (n) Franklin Templeton Variable Products
          Series Fund
     (9)  Form of Services Agreement between
          Lincoln Life & Annuity Company of New
          York and Delaware Management Co. is
          incorporated herein by reference to
          Registration Statement on Form N-4 (File
          No. 333-38007) filed on October 16,
          1997.(3)
    (10)  See Exhibit 1(5).
2.        See Exhibit 1(5).
3.        Opinion and Consent of Counsel
4.        Not applicable.
5.        Not applicable.
6.        Opinion and consent of Actuary
7.        Consent of Ernst & Young LLP,
          Independent Auditors
8.        Not applicable.



   *  To be filed by amendment.
 (1) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-38007) filed on October 16, 1997.
 (2) Incorporated by reference to Registration Statement on Form S-6 filed on March 12, 1999.
 (3) Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6 (File No. 333-74325) filed on February 18, 2000.
 (4) Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6 (File No. 333-42507) filed on February 26, 1999.
 (5) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) on February 11, 1998.

                                    SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account S for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment No. 3 to this Registration Statement on Form S-6 (File No. 333-74325) to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Syracuse and the State of New York, on the 14th day of May, 2001. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                LLANY Separate Account S For Flexible Premium
                                Variable Life Insurance
                                (REGISTRANT)

                                By:  /s/ Robert O. Sheppard
                                     -------------------------------------
                                     Robert O. Sheppard
                                     SECOND VICE PRESIDENT AND GENERAL COUNSEL
                                     LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                Lincoln Life & Annuity Company of New York
                                (DEPOSITOR)

                                By:  /s/ Robert O. Sheppard
                                     -------------------------------------
                                     Robert O. Sheppard
                                     SECOND VICE PRESIDENT AND GENERAL COUNSEL

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to this Registration Statement (File
No. 333-74325) has been signed below on May 14, 2001 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



SIGNATURE                       TITLE
---------                       -----

*By:
/s/ Lorry J.
Stensrud               *        President and Director
------------------------------  (Principal Executive
Lorry J. Stensrud               Officer)

                                Second Vice President and
/s/ Janet                       Chief Financial Officer
Chrzan                  *       (Principal Financial
------------------------------  Officer and Principal
Janet Chrzan                    Accounting Officer)

/s/ J. Patrick
Barrett               *
------------------------------  Director
J. Patrick Barrett

/s/ Robert D.
Bond                *
------------------------------  Director
Robert D. Bond

/s/ Jon A.
Boscia                 *
------------------------------  Director
Jon A. Boscia

/s/ John H.
Gotta                 *
------------------------------  Director
John H. Gotta

/s/ Barbara Steury
Kowalczyk        *
------------------------------  Director
Barbara Steury Kowalczyk

/s/ Marguerite Leanne
Lachman      *
------------------------------  Director
Marguerite Leanne Lachman

/s/ Louis G.
Marcoccia             *
------------------------------  Director
Louis G. Marcoccia

/s/ Gary W.
Parker                *
------------------------------  Director
Gary W. Parker

/s/ John M.
Pietruski              *
------------------------------  Director
John M. Pietruski

/s/ Ron J.
Ponder                 *
------------------------------  Director
Ron J. Ponder

/s/ Lawrence T.
Rowland            *
------------------------------  Director
Lawrence T. Rowland

/s/ Richard C.
Vaughan             *
------------------------------  Director
Richard C. Vaughan



*By:  /s/ Robert O. Sheppard
      -------------------------
      Robert O. Sheppard,
      pursuant to a Power of
      Attorney filed with this
      Post-Effective Amendment
      No. 3 to the Registration
      Statement.

                                 POWER OF ATTORNEY



   We, the undersigned directors and officers of Lincoln Life & Annuity Company of New York, hereby severally constitute and appoint, Joanne B. Collins, Robert O. Sheppard and Troy D. Panning, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



       WITNESS our hands and common seal on this 7th day of February, 2000.



                    SIGNATURE                                 TITLE
                    ---------                                 -----
                /s/ JON A. BOSCIA
   -------------------------------------------      Director
                  Jon A. Boscia

              /s/ RICHARD C. VAUGHAN
   -------------------------------------------      Director
                Richard C. Vaughan

                /s/ JOHN H. GOTTA
   -------------------------------------------      Director
                  John H. Gotta

           /s/ BARBARA STEURY KOWALCZYK
   -------------------------------------------      Director
             Barbara Steury Kowalczyk

          /s/ MARGUERITE LEANNE LACHMAN
   -------------------------------------------      Director
            Marguerite Leanne Lachman

              /s/ JOHN M. PIETRUSKI
   -------------------------------------------      Director
                John M. Pietruski

              /s/ J. PATRICK BARRETT
   -------------------------------------------      Director
                J. Patrick Barrett

              /s/ LOUIS G. MARCOCCIA
   -------------------------------------------      Director
                Louis G. Marcoccia

                                 POWER OF ATTORNEY



   We, the undersigned directors and officers of Lincoln Life & Annuity Company of New York, hereby severally constitute and appoint, Joanne B. Collins, Robert O. Sheppard and Troy D. Panning, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



       WITNESS our hands and common seal on this 4th day of February, 2000.



                 SIGNATURE                                TITLE
                 ---------                                -----
          /s/ LAWRENCE T. ROWLAND
          ------------------------              Director
            Lawrence T. Rowland




                                                Subscribed and sworn to before
              STATE OF INDIANA      )            me this
                     )              SS:         4th day of February, 2000
              COUNTY OF ALLEN       )

          /s/ JANET L. LINDENBERG
          ------------------------                      Notary Public
            Janet L. Lindenberg                 Commission Expires: 7-10-2001




                                 POWER OF ATTORNEY



   We, the undersigned directors and officers of Lincoln Life & Annuity Company of New York, hereby severally constitute and appoint, Joanne B. Collins, Robert O. Sheppard and Troy D. Panning, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



       WITNESS our hands and common seal on this 13th day of December, 2000.



                 SIGNATURE                                TITLE
                 ---------                                -----
             /s/ ROBERT D. BOND
          ------------------------              Director
               Robert D. Bond




                                                Subscribed and sworn to before
              STATE OF INDIANA      )            me this
                                    ) SS:       13th day of December, 2000
              COUNTY OF ALLEN       )

           /s/ BRENDA S. HENLINE
          ------------------------                      Notary Public
             Brenda S. Henline                   Commission Expires: 2/16/07

                                 POWER OF ATTORNEY



   We, the undersigned directors and officers of Lincoln Life & Annuity Company of New York, hereby severally constitute and appoint Robert O. Sheppard, individually, our true and lawful attorney-in-fact, with full power to him to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6 or Form N-6, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by our attorney-in-fact to any such amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individuals for this specific purpose.



         WITNESS our hands and common seal on this 11th day of April 2001.



                    SIGNATURE                                 TITLE
                    ---------                                 -----
                                                    Second Vice President and
                       /s/ JANET CHRZAN*             Chief Financial Officer
   -------------------------------------------       (Principal Financial
                   Janet Chrzan                      Officer and Principal
                                                     Accounting Officer)

                /s/ GARY W. PARKER
   -------------------------------------------      Director
                  Gary W. Parker

                      /s/ RON J. PONDER**
   -------------------------------------------      Director
                  Ron J. Ponder




                                                *Subscribed and sworn to
              STATE OF INDIANA      )            before me this
                                    )           11th day of April, 2001
              COUNTY OF ALLEN       )

             /s/ JANET A. BELL
          ------------------------                      Notary Public
               Janet A. Bell                      Commission Expires 3/13/08

                                                **Subscribed and sworn to
            STATE OF NEW JERSEY     )            before me this
                                    )           11th day of April, 2001
              COUNTY OF MORRIS      )

             /s/ BARBARA WELSH
          ------------------------                      Notary Public
               Barbara Welsh                      Commission Expires 3/5/02

                                 POWER OF ATTORNEY



   We, the undersigned directors and officers of Lincoln Life & Annuity Company of New York, hereby severally constitute and appoint Robert O. Sheppard, individually, our true and lawful attorney-in-fact, with full power to him to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6 or Form N-6, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by our attorney-in-fact to any such amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individuals for this specific purpose.



         WITNESS our hands and common seal on this 10th day of April 2001.



                 SIGNATURE                                TITLE
                 ---------                                -----
           /s/ LORRY J. STENSRUD                President and Director
          ------------------------               (Principal Executive
             Lorry J. Stensrud                   Officer)